[REGISTERED LOGO]

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                         BARON ASSET
           1             FUND

          PERFORMANCE.......................................................1

          INVESTMENT STRATEGY...............................................3

          INVESTMENT THEMES.................................................4

          NEWS..............................................................5

          OTHER DEVELOPMENTS................................................6

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                         BARON GROWTH
          2              FUND


          PERFORMANCE.......................................................8

          PORTFOLIO HOLDINGS................................................9

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                         BARON SMALL
          3              CAP FUND

          PERFORMANCE &
          PHILOSOPHY.......................................................14

          PORTFOLIO
          COMPOSITION AND
          HOLDINGS.........................................................15



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                         BARON
          4              iOPPORTUNITY
                         FUND

          IN REGISTRATION





          767 Fifth Avenue
          NY, NY 10153
          212-583-2100
          1-800-99-BARON
          baronfunds.com

                                                     THIS ANNUAL REPORT CONTAINS
                                                     INFORMATION FOR THREE FUNDS



--------------------------------------------------------------------------------
 BARON ASSET FUND



ANNUAL REPORT                                               SEPTEMBER 30, 1999



Dear Baron Asset

Fund Shareholder:

--------------------------------------------------------------------------------
PERFORMANCE

Baron Asset Fund has performed well from its inception more than 12 years ago.
 . .


Baron Asset Fund's performance for more than 12 years from its inception on June 12, 1987 through fiscal year end September 30, 1999 has been good. The Fund increased in value on average 16.7% per year during the period. Its per share value gained 570.9%, nearly seven fold. Baron Asset Fund's performance was better than that of both the large cap S & P 500 index and the small cap Russell 2000. Baron Asset Fund was ranked by Lipper Analytical the number 2 of 55 small cap growth funds from the Fund's inception through December 31, 1998 when, due to the appreciation of several of its long term holdings, Baron Asset Fund began to be classified as a mid-cap growth fund.

 . . . but, Baron Asset Fund's performance during the past year has been disappointing.

Although Baron Asset Fund's performance for the one year ended September 30, 1999 was strong, it was deceptively so. It is measured from the very depressed level that the Fund reached last fall. The Fund began to rebound strongly on October 9, 1998, about a week after fiscal 1998 year end, and on the day of last year's Baron Investment Conference. As a result of sharp price declines both last summer and this summer, from April 1998 through

----------------------     ----------------------      ---------------------
PERFORMANCE                PERFORMANCE                 PERFORMANCE
ONE YEAR ENDED             SINCE INCEPTION             SINCE INCEPTION
SEPTEMBER 30, 1999         JUNE 12, 1987 THROUGH       JUNE 12, 1987 THROUGH
                           SEPTEMBER 30, 1999          SEPTEMBER 30, 1999
                           CUMULATIVE                  ANNUALIZED







BARON ASSET FUND 29.2%     BARON ASSET FUND 570.9%      BARON ASSET FUND  16.7%
S&P 500*         27.8%     S&P 500*         492.1%      S&P 500*          15.6%
RUSSELL 2000*    19.1%     RUSSELL 2000*    221.1%      RUSSELL 2000*      9.9%
----------------------     ----------------------      ----------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

                       B A R O N    A S S E T    F U N D

early October 1999 Baron Asset Fund has made little progress. Please see chart below.


Q4 98 Sept 30, 1998                 (23.3%)

Fiscal Year 1999
Q1 99 Dec 31, 1998                   26.7%
Q2 99 Mar 31, 1999                    7.7%
Q3 99 June 30, 1999                   12.2%
Q4 99 Sept 30, 1999                  (14.6%)

So, what's going on?

Our media, entertainment and communications investments and several of our other businesses have grown significantly . . . and so have their stocks . . .

Stock prices of several businesses in which we are shareholders have appreciated significantly during the past fifteen months. Media, entertainment and communications businesses, Charles Schwab and Flextronics have all performed very well. Radio businesses benefited this year from strong .com business demand for advertising and should benefit next year from .com ads as well as political and Olympic ads. The wave of radio mergers and consolidations has helped lower station operating costs and increase revenues. Communications enterprises have benefited from the explosive demand growth for bandwidth, both from consumers and businesses seeking faster and more robust Internet connections. Charles Schwab is the beneficiary of a tidal wave of customer assets leaving banks and full service brokers and pouring into that firm. Flextronics is the beneficiary of the increasingly strong trend to outsource electronics manufacturing.

But, many of our other businesses have also become a lot bigger . . . while their stock prices have not . . . offering us opportunity . . . we believe. . .


Although our education businesses have grown substantially since the start of this year, their stock prices have fallen sharply. DeVry, Apollo and Education Management all have more students, more campuses, charge higher tuition and fees . . . and are significantly more profitable than they were a year ago. But, their stock prices are lower. Investors have chosen to focus on negatives. Why do you need education beyond high school in a full employment economy? Why do you need physical campuses in a virtual world?

Although retailers Polo Ralph Lauren's and Sotheby's businesses are prospering, their share prices have also fallen sharply. Investors are concerned, we suppose, about heavy spending on brand building and no visible Internet strategy in the case of Polo, uncertainty about the startup and prospects for its virtual business in the case of Sotheby's. Polo has indicated it will soon disclose its Internet strategy. Sotheby's on-line auctions that have just begun have the potential to sharply increase that company's core growth rate during the next several years and could eventually become even larger than Sotheby's live auction business.

Specialty temporary help provider Robert Half's growth slowed when it couldn't find enough people to fill all its jobs. Its share price fell sharply, although the company's growth, due to several new initiatives, has recently begun to accelerate again. The company has begun only recently to discuss new Internet business initiatives which should both reduce costs and enhance growth. Nursing home operator Manor Care's share price fell sharply when it reported that it will earn about 15% less than it did last year after the government reduced healthcare reimbursements. Most of its competitors have since gone bankrupt, the government has recently increased its reimbursement rates, and Manor Care's business is now getting better.

Apparently due to freakish El Ninio Pacific Ocean currents, it snowed less in Vail, Colorado, last year than at any time in the past twenty years. Of course, less snow at Vail would be considered blizzard conditions in most places. Annual average snowfall at Vail has averaged more than 300 inches! Although Vail's chairman Adam Aron points out in this year's Vail Resorts' annual report that, "It's been snowing in the Rockies for millions of years and it will likely snow again . . .," Vail's share price plummeted anyway. (Ed. Note. On November 22, 1999, the date of this letter, it snowed 13 inches in Vail.) Hurricane Floyd impacted Sun International's Christmas bookings this year and its share price also fell sharply. The resort is in good shape and ready for visitors this Christmas. And bookings are getting better. Mirage Resorts opened the magnificent Bellagio resort hotel in Las Vegas. In a very competitive environment, Mirage heavily staffed the property to assure its guests memorable visits. In response, investors marked down Mirage's share price sharply. Bellagio has since reduced staff as they have become more efficient . . . and significantly reduced costs and boosted profits in the process.


Our stocks are cheap.

You don't have to take our word for it. Our businesses and their managements are buying back millions of their shares . . . aggressively. Ten businesses representing about 17.9% of our assets have outstanding repurchase authorizations for millions of shares and have already repurchased and retired millions of shares. Included in these companies are Apollo, Education Management, Choice Hotels, Manor Care, Mirage Resorts, Sun International, Robert Half, Seacor Smit, Southern Union and Sunburst. And in several instances, with their stock prices low, businesses in which we are part owners have been approached by strategic investors interested in acquiring their entire companies. Nine companies representing 17.5% of our portfolio investments fit this category . . . and only one overlaps with the prior group that is repurchasing its shares. And . . . in the midst of this frenzied financial activity, our businesses are all busy "webifying" to improve their growth prospects.

Baron Asset Fund has underperformed before. Our long term performance objectives remain unchanged.

While Baron Asset Fund's long term performance has been good . . . and during the month and a half since September 30, 1999 it has again begun to perform well . . . there have been a few

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                       B A R O N    A S S E T    F U N D

other periods during the past twelve years when our Fund underperformed for several quarters. In the past, we have sharply recovered as share prices of businesses in which we are part owners rebounded to more accurately reflect their business' values and earnings prospects. We remain committed to our long term goal of trying to double our shareholders' investments per share every four or five years by investing in businesses that double in size every four or five years. Of course, there can obviously be no guarantee that we will continue to be successful. We've been able to accomplish our goals in the past by purchasing shares in fast growing, well managed, small and mid-sized businesses at attractive prices. Many of these companies have since grown to become much larger businesses and their stock prices have reflected their performance. It has certainly not proved difficult for us to buy shares at attractive prices in businesses we believe have exciting long term prospects this year! We are hopeful the Fund's nascent strong performance will continue and allow us to reach our long stated objective of $100 per share before the end of 2002 . . . and allow us to begin to focus on our goal for 2006!


--------------------------------------------------------------------------------
INVESTMENT STRATEGY


"This time it's different."

At a recent charity event we attended, Morgan Stanley's investment strategist Byron Wein described his first years on Wall Street. In 1958, after graduating from business school, Byron got a job as an investment analyst. In business school, Byron was taught the then conventional wisdom that stocks were riskier than bonds and, therefore, should offer higher yields than bonds. Higher yield was the "risk premium" required of a riskier investment. In 1958 . . . for the first time in nearly thirty years . . . stocks began to yield less than bonds. Investment strategists, the "guys in the paneled corner offices," of course, became bearish when investment valuation parameters changed in 1958. And, those analysts never altered their opinions. Ten years later, when Byron was well along his climb to success, those once highly respected analysts had been moved from their glorious corner offices to center room cubbys. And then spent all their time making lunch plans and golf dates with their friends . . . who also had been bearish for ten years. Byron and his associate Barton Biggs have been either neutral or negative for some time since stock prices have once again moved beyond the framework of historic valuations. Byron relayed his concern to the audience that evening about how he was constantly looking for the "moving men."

"Show me the money!"

But, it's not different this time. Nor has it ever been different, we think. It's really all about valuation. And always has been. It's about return on investment . . . how much does it cost an investor to purchase a share in a business? . . . and how much can that business earn on capital it invests? It's not about how much a business is earning today. It's about how much that business can earn over time. It's about the present value of those earnings. What is the business opportunity? How much does it cost to obtain customers? How much revenue will those customers produce each year? How long will a customer remain a customer? What's going to prevent competition from stealing that customer?

We're growth investors. We invest in entrepreneurs' dreams . . . and always have. When we invested in cellular telephone businesses more than ten years ago and cable television businesses fifteen years ago before they had any customers and any cash flow, these were the same questions we asked then. They were the same questions we asked when we invested in media, radio, communications and finance businesses during the past ten years. And, they're the same questions we're asking now as we consider web opportunities for bricks and mortar businesses and the ability of "new media" business to business and business to consumer enterprises. And, they're the same questions we ask of bricks and mortar resorts and schools and health care facilities. How much can these businesses earn? How long will it take them to accomplish their dreams? And, what will forestall competition from stealing their opportunities? What will it cost us to invest in these businesses and, if they can achieve their objectives, what will the business then be worth? . . . and, can we at least double our money in four or five years? Show me the money! All businesses aspire to achieve what Microsoft has accomplished: high levels of profitability, important barriers to competition and huge growth opportunities. Entrepreneurially managed businesses with definable prospects. Purchased at a reasonable price. As long term investors, that's what we're looking for.

Where is the value?

Where is the value? The value at Vail Resorts is not in the reservation system. It's in the place. But if Vail's management is not diligent, if Mirage Resorts' and Four Seasons' managements are not diligent, Internet travel portals will aggregate customer demand and take away value from the place by negotiating preferred provider discounted rates. Don't let it happen to you. You've got to look around corners. The head of an Internet venture capital firm recently visited us seeking to determine whether many of our portfolio businesses had web opportunities. "What do you look for in your businesses?" I wanted to know. "Of course, you're always looking for unique opportunities that are large relative to a business' capitalization. But most importantly, you're looking for successful people, individuals who have been successful before and who have thought about what to do when their plan doesn't work . . . which, of course, it rarely does." Entrepreneurs. That's what we've got to have in the fast growing, small and mid-sized businesses in which we invest.

We're research focused . . . and, we don't depend on brokerage firm research . . . we do it ourselves.

Mirage Resorts' chairman Steve Wynn recently spent a few hours with Morty Schaja and me in our office in New York City. I nor

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                       B A R O N    A S S E T    F U N D

mally visit Steve in Las Vegas and he hadn't been to see me since we had moved to our new space a few years ago. Steve first complimented us on our office design and views. He then began, "I know you since 1987. You were managing less than $100 million when we were introduced. But, I must tell you, of all the analysts and portfolio managers I met then, I would have bet you would be the least likely to still be a Mirage shareholder. The intense questions you asked . . . the information you sought . . . no one had ever asked me those sort of questions before. I thought you were trying to gain some sort of short term trading advantage. Boy, was I wrong. I apologize. You were just trying to learn as much as you could about our business . . . to understand our business . . . so that you could be comfortable as a long term investor." That, of course, is our goal . . . to understand a business' prospects, it's strengths and weaknesses, through rigorous due diligence.


--------------------------------------------------------------------------------
INVESTMENT THEMES

1. "In five years all businesses will be Internet businesses or they won't have a business." Andy Grove, Chairman, Intel.

The web changes everything. Opportunities abound for "bricks and mortar" businesses to become what Charles Schwab calls "clicks and mortar" businesses. Charles Schwab is building a competitive full service brokerage firm on an Internet platform and is spending hundreds of millions every year to integrate its physical and virtual businesses . . . and every year distance itself further from its competitors. Robert Half is using web "bots" and "spiders" to lower its recruiting costs. The web will also allow it to provide its customers with enhanced services, e.g., reference checking, video clip resumes, skills testing and training, e-mail notification of preferred jobs and just in time employees. Robert Half is spending tens of millions each year to achieve this functionality
 . . . while at the same time increasing its staff productivity . . . and continuing to grow its profits! Sotheby's customers worldwide can now purchase art, antiques and collectibles from the company and its worldwide network of 4600 dealers on the web. Sotheby's is spending tens of millions to develop this capability for sothebys.com (coming soon) and sothebys.amazon.com . . . and to make sure consumers, dealers and resources know this service is available. Choice Hotels' franchisees are able to purchase $1.5 billion of annual supplies through Choice Buys on the web and receive favorable preferred provider discounts while Choice will make a little on each transaction. Choice's hotel guests are being offered web access in their rooms and producing incremental fee income to the chain. Ethan Allen because of its uniform pricing and proprietary distribution is uniquely able to offer its furniture to consumers through the web and pay its local dealers commissions for delivery and service. Westwood One's Metro One traffic and weather reports lend themselves to both wired and wireless web service offerings. Won't it be great to have in-car trip routing depend on local traffic conditions? Univision. The potential for web based enhanced sports and news services for this Hispanic broadcaster is exciting. Saga Communications has great web based potential for its farm and regional information networks. Southern Union is beginning to use the web to more efficiently schedule its service calls and will likely produce cost savings that could approximate many millions each year. Polo Ralph Lauren has not yet publicly described its on line business strategies. We believe, however, that Polo On-Line will offer that business significant cost and revenue opportunities.

2. "Let the young people guide your business of the future, or you may not have one." Alan Boehme, ebusiness leader, GE Power Systems.

We believe that and try to be sure that we're not investing in a 1950's Cadillac car company that allows its products to age with its customers until what the business sells is no longer relevant to a current generation of consumers.

This is more important today than ever. Echo Boomers, also known as "Gen Y," are the children of our Baby Boomers. Gen Y now numbers more than 70 million individuals, an even larger population segment than the Baby Boomers. Of course, the Baby Boomers have got the money, but the Echo Boomers will shape demand for products and services for as long as we care to look ahead. Polo Ralph Lauren with Polo Jeans shops, Vail Resorts with its snowboarding hills and Adventure Ridge on-mountain amusement park and the highly themed lost continent Atlantis resort are all obviously trying to appeal to Gen Yers. Our music and communications businesses, obviously are doing so as well. As a 56 year old investor, I believe I've been relatively successful during my nearly 30 year career largely because I've always invested in what I liked . . . Disney and McDonald's in the early 1970's, Fed Ex, cellular phones and cable television in the 1980's and Charles Schwab, communications, media and entertainment, especially music, in the 1990's. Of course, with 70 million Baby Boomers following close behind me, liking what I liked and buying what I bought, this was and remains a successful formula. Our "youthification" efforts center on trying to make sure that just because we like a product or service, it's still relevant to Gen Y, our children. And making sure we have enough young people influencing our investment process to avoid investing in a 1950's Cadillac car business.

3. Bandwidth Famine. Demand for more bandwidth by both consumers and businesses is soaring. Whenever more bandwidth becomes available, businesses figure out new services to cram into those communications pipelines . . . and is met with even greater demand for even more services! NTL has provided its customers in the U.K. high bandwidth facilities and demand for its services is growing rapidly. Citizens Utilities is purchasing non-urban telephone businesses and enhancing the services and bandwidth those companies provide their customers. Southern Union is getting ready to offer its gas utility customers 10X the bandwidth now available to them using Southern Union's right of ways and customer care services. CoreComm is creating a virtual telephone business reselling local services and offering high profit switched services . . . until it is assured of a customer base for high bandwidth facilities.

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                       B A R O N    A S S E T    F U N D

4. Education. We can't emphasize it enough or believe in it more strongly. In an information based, knowledge and technology-oriented economy and society, education wins! Apollo, DeVry, Education Management and ITT Education provide their graduates the skills necessary to be competitive, and, probably even, to be employable. Certainly, to be employable at good salaries with strong advancement opportunities.

5. Leisure. We think our affluent Baby Boomer dominated society will prize unique, high quality vacation experiences. And, pay a premium for their accommodations . . . if the accommodations are spectacular and the service impeccable. Four Seasons. The most luxurious hotels in the world with the best services. Vail Resorts. The best ski mountain in North America. Mirage Resorts' Bellagio in Las Vegas. A wonderful European oasis in the Las Vegas desert. Sun International's Atlantis in Nassau, Bahamas. They don't take their motto "Blow away the customer . . ." lightly at this spectacular water oriented Caribbean resort. Those are the places we like. We hope you'll try to vacation there as well. You are an owner, too, through your holdings in Baron Funds, so don't forget to tell your friends. We're certain you'll enjoy your experience as much as we've enjoyed the research (it certainly beats visits to Libbey's Toledo glass furnace in the summer or CrossTimbers' Oklahoma gas field in the dead of winter). And, don't forget to take your children and grandchildren to Premier Parks' regional Six Flags amusement parks this summer. They're gonna' love the rides. Just don't watch them when they're doing the loop de loops on the roller coasters!


--------------------------------------------------------------------------------
NEWS
On January 6, 2000, Vail Resorts will open for skiing the 885 acre Blue Sky Basin. The aptly named Blue Sky Basin represents an 18% increase in Vail's already vast skiable terrain. In the past, ski terrain expansion has led to increased skier days at Vail. Blue Sky Basin will open a year ahead of schedule. Vail also acquired the Grand Teton Lodge in Yellowstone National Park in Jackson Hole, Wyoming this year. This very special summer resort, built by John D. Rockefeller, Jr., is our first important effort to offset Vail's seasonality.

Sotheby's launched its sothebys.amazon.com collectibles site November 19 in partnership with Amazon.com. Its higher end art and antiques oriented sothebys.com site will launch before year end 1999 . . . supported by a remarkable 4600 independent dealers worldwide. Collectibles and art purchased on either site are guaranteed by Sotheby's and Amazon for authenticity.

Smaller regional gas utilities continue to sell their businesses to Southern Union at reasonable multiples of trailing gas cash flows. Southern Union continues to buy gas businesses that it believes are more attractive in aggregate than individually and that can serve as a platform to offer advanced communications services, e.g. internet connections, telephony and, perhaps, video, to its customers.

American Tower continues to make large, strategic communications tower acquisitions. ATT and Vodaphone Airtouch were the most important of these transactions. American Tower expects to add significantly to its wireless voice customers as well funded personal communications services businesses continue to build their networks. Data customers should prove important as demand to access the Internet anytime, anywhere, begins to increase dramatically. Broadcast represents an important strategic initiative as well. As do Teleport satellite farms for the international distribution of data.


NTL merged this year with Cable and Wireless to become the largest and dominant cable television/telephony provider in the U.K. France Telecom purchased about 20% of NTL for $5.5 billion to finance this transaction. Microsoft had shortly before invested $500 million in NTL at a somewhat lower valuation. Microsoft's purchase was at about ten times our cost five years ago. NTL is achieving terrific telephony results in the U.K. and is about to introduce high speed Internet access and digital television services about which we are very optimistic. In addition, NTL is beginning to expand its footprint beyond England and this year purchased the cable television business in Ireland.


Charles Schwab enhanced its customer services with a joint venture ECN for after hours trading, Velocity service for active traders, and joint venture iBank with leading on line brokers and venture capital firms to provide its customers with greater access to investment research and initial public stock offerings. There's more to come with trust and bank services. Schwab will likely add more than $100 billion in net new customer assets in 1999, a huge number. Schwab's earnings ultimately depend upon customer assets held at that firm.


Following its acquisition for $75 million of a "stick" radio station in Los Angeles, number one ranked Hispanic radio business Hispanic Broadcasting has invested $440 million in stations that are not yet producing cash flow. Within four or five years, these stations should produce $50-60 million annual broadcast cash flow. In addition, although Hispanic is the number one rated station group in Los Angeles, its annual advertising revenues are $30 million less than they should be with a one power ratio. New management at those properties offers strong potential. The company recently sold $285 million new shares to equity investors to fund possible acquisitions from Clear Channel as that business is forced to divest properties prior to its merger with AMFM. Hispanic could acquire several Anglo stations with weak audience share but good technical facilities that, after conversion to Spanish formats, should be very profitable.


Polo Ralph Lauren acquired its Polo Europe licensee for $230 million in a transaction that will close in January 2000. Polo products at retail generate $4.3 billion annual revenues in the United States but less than $500 million in Europe. Since both regions have about the same populations, there should be a very large opportunity for this business.

Citizens Utilities sold its water utilities for nearly $1 billion and should get at least another $1 billion for the sale of its electric and gas utilities. Citizens will use the proceeds from these sales

                       B A R O N    A S S E T    F U N D

to purchase telephone companies in smaller, rural and suburban communities. Citizens will not purchase telephone companies in highly competitive large metropolitan areas. Citizens has already grown its telephone access lines from one million to 1.85 million and expects to reach 2.0 million lines before the end of 2000. Citizens hopes to reach 5 million lines within five years.

XM Satellite obtained $250 million direct private equity investments by DirecTV, Clear Channel Communications, General Motors and two venture capital firms. On October 4, XM Satellite then sold 10 million shares through an initial public offering at $12 per share.


--------------------------------------------------------------------------------
OTHER DEVELOPMENTS


October 15, 1999: 2000 shareholders attend 8th annual Baron Investment Conference, New York City; The Piano Man, Billy Joel, surprises cheering Baron Funds' shareholders with midday concert performance!


After I described how I discovered the spectacular Paradise Island beaches in 1964 as a college junior on spring break, Sol Kerzner, Sun International's chairman, the company that now owns the island, said he arrived at about the same time I did and had about the same reaction. Sol is widely regarded as a visionary resort developer. He first spoke to our shareholders about how he built the Atlantis and Mohegan Sun and then began to outline his company's planned projects in Atlantic City and Nevada. Derek Smith, ChoicePoint's chairman and a die hard Atlanta Braves fan, after giving his New York audience a few obligatory Braves' chops, donned a Mets' hat we gave him as a gift. Baron Funds has been ChoicePoint's largest shareholder for the past two years and Derek described the great opportunities that lay before the online distributor of credentialing information to businesses, individuals and institutions with appropriate needs. When he finished, I believe our investors were comfortable that privacy issues would be carefully considered by this owner of sensitive personal information. Michael Marks, the dynamic and youthful chairman of Flextronics, described how he convinced me nearly five years ago that strong demand for Flextronics' outsourced technology manufacturing services did not depend upon the success of any specific technology. Flextronics has since become a much larger business. With 400-500 process engineers providing manufacturing and design services to widely diversified client businesses in widely diversified geographic regions, it is even less risky, and its growth prospects have not diminished. Flextronics' sales jumped from $500 million to $3.5 billion during the past five years; its stock price increased nearly ten times. In 2000, Flextronics could nearly double its sales again . . . and then increase many fold during the following several years. As Flextronics' largest shareholder for the past several years, Baron Funds is grateful that Michael remains in what seems to us perpetual motion. Four Season's Chairman and Founder Issy Sharp spoke about how he equates luxury to high level concierge services. Getting people to sign on to a vision is the key to his business' success, he thought. That, and his wife. Issy's wife sealed the most important deal of his life when she accepted a cigar and pretended she was about to smoke it. Doing so she charmed the seller of a property to close a deal with her husband. Issy by himself could not convince the businessman to consummate this deal . . . and he had been trying for more than a year. Issy often asked himself, "Why was someone willing to do business with me when it was clear that if I failed I could not live up to my obligations?" It was because of values, he concluded. We couldn't agree more. When you meet someone with character like Issy, it's difficult to miss. Just like when you meet a man like Charles Schwab's President and Co-CEO David Pottruck, it's not easy to miss that you're with a FORCE, someone who's special . . . really special! There are few individuals I would ask to speak after Billy Joel performed. And, when I was able to see David through the crowd during Billy's performance, he seemed deep in thought amidst The Entertainer's cheering fans. But, David is an extraordinarily good sport and was more than up to the occasion. Donning Bruce Springsteen motorcycle sunglasses, he first joked with me and then with the crowd. Like Issy, David also spoke about getting people to sign on to a vision. David also spoke about one of the most important challenges his fast growing business faces . . . how do you keep his now wealthy employees working their tails off? "I used to say, 'Snooze and you lose," David reported to the crowded room. "It's now, 'Blink and you lose,' " David remarked, alluding to fast paced Internet time. Several of our shareholders have either mentioned to me in casual conversation or written that they purchased shares in Charles Schwab immediately after hearing David speak. They have been well rewarded. In the month since our conference, Schwab's share price has increased about 50%! Following presentations by these executives, I spoke about "value investing in a virtual world," about the changes being wrought in conventional businesses by the web and its impact on business values. Morty and my three fellow Baron Funds portfolio managers then helped me answer questions from our guests for the next hour.


And, the message from these conferences is getting through.


One of my best friends from high school and his wife, shareholders since Baron Asset Fund's inception, have traveled from Florida each year for the past several years to attend our annual conferences. Sheila takes notes during speaker presentations. "Where else can you hear the best businessmen in America talk about how they've become successful and answer questions about why they think their success should continue? How can that not be helpful to my organization?"


Pelly, another of my high school friends and another long time shareholder and annual conference guest, first thanked us for Billy Joel who was "better than ever," and also went on to note that she and her husband "find the conference valuable and take away from it principles which we try to incorporate into our own businesses. Thanks for making this available to us."

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                       B A R O N    A S S E T    F U N D

Billy Joel was spectacular!

We tried to keep the identity of our "surprise guest rock 'n roll performer" secret for obvious reasons. We were successful . . . with a few exceptions. The salesman from whom I purchase my suits has owned Baron Asset Fund for his young daughter for years. "Louis, you've never been to one of our annual meetings. Your daughter's education depends on our results. You ought to learn more about what we do. Now is a great time to start. We're going to do something special at our meeting this year to thank our shareholders. We're having a surprise rock 'n roll concert performance at lunch," I told him. "Mr. Baron. I know who your performer is. It's obvious. You're from Asbury Park. It must be The Boss. It must be Springsteen." "Not a bad guess. But, you'll just have to show up to see for yourself." A few days before the conference, I returned to pick up a suit. "I know who your performer is," Louis reported grinning. "It's the Piano Man. It's Billy Joel!" "And, just why do you think it's Billy Joel?" "Because the Piano Man is also my client and he just came in for a suit he's going to wear at a performance on Friday, the same date as your conference."

Billy Joel quickly showed why he is Long Island's favorite performer. Billy established an immediate rapport with our surprised, applauding and yelling shareholders when he started his performance with, "New York State of Mind," and then explained that "I don't do daytime gigs anymore . . . at least not in a long time . . . but this is fun!" "Only the Good Die Young" became a hit only after the Archdiocese of St. Louis prohibited its young parishioners from listening to it, he explained, and a couple of 1970's hits were written for his first ex-wife whom drummer Liberty explained "got the house, got the car and got just about everything else." "The Piano Man" was written after Billy watched Bob Dylan in the Bitter End in Greenwich Village playing the piano with a harmonica attached to a contraption that hung around his neck. "What's wrong with his teeth?" wondered the young Billy. "I Don't Care What You Say, This is My Life," was written when Billy was young and is now coming back to haunt him as his 13 year old daughter Alexis begins to understand the meaning of the lyrics. Anyway, song after hit song was met with cheering and clapping and hollering from our shareholders of all ages. Which was met with easy reparte from The Entertainer and his drummer. I think it was even more fun for our shareholders when it was so apparent that Billy was also having a good time. And, it made it even more enjoyable for our shareholders, I'm sure, when I explained, before the concert began, that this was not an expense of Baron Funds, but rather of our's, of Baron Capital's. Thank you for your support.

Many of our guests traveled quite far to attend our conference this year. We are appreciative of your interest, for taking the time to be with us that morning, whether you traveled a long distance or came from nearby. We gave our guests conference t-shirts emblazoned with one of artist Red Grooms New York City street scenes and a Billy Joel autograph. The shirts were definitely our coolest yet. Shareholders who were unable to attend, but who would like a complimentary t-shirt, should e-mail us your name, address and Baron Funds account number attention info@baronfunds.com or call us with that information at 1-800-99-BARON. If you'd like a copy of my formal remarks and slides, we'd be happy to send it. Just let us know. The speech will soon be available on our web site as well. The date for Baron Funds' Ninth Annual Investment Conference will be October 20, 2000. We hope we'll see you there. Look for our online registration form coming soon at www.baronfunds.com. Only shareholders will be admitted.

Cool deals.

They're coming soon to BaronFunds.com, our web site. Watch for special Baron Funds' shareholder deals on commissions at sothebys.com or lift tickets at Vail Resorts or hotel rooms at Sun International's Atlantis or . . . well, you get the idea. Please either e-mail or phone us of your interest and we'll be certain to notify you when our shareholder cool deals are available. Neither Baron Funds nor its advisor BAMCO nor any other Baron Capital affiliate will receive any compensation for this service.

Thank you for investing in Baron Funds.

We recognize it cannot be an easy decision for most individuals and their families when choosing a mutual fund in which to invest. Especially since you must consider how to invest your hard earned savings to fund your children's education, a new home or your retirement. The task is even more daunting since there are now more mutual funds than stocks and trusted advisors offer well considered advice . . . that is often conflicting. We hope our shareholder letters, interviews in the press and annual investment conferences have made it easier for you to determine if Baron Funds represents an appropriate investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.






Sincerely,



/s/   Ronald Baron
---------------------------------------
Ronald Baron
Chairman
November 22, 1999

[REGISTERED LOGO]

          ---------------------------------------------------
                         BARON GROWTH
           2             FUND


          PERFORMANCE.......................................................8

          PORTFOLIO HOLDINGS................................................9












































          767 Fifth Avenue
          NY, NY 10153
          212-583-2100
          1-800-99-BARON
          baronfunds.com

--------------------------------------------------------------------------------
 BARON GROWTH FUND



ANNUAL REPORT                                               SEPTEMBER 30, 1999



Dear Baron Growth
Fund Shareholder:


--------------------------------------------------------------------------------
PERFORMANCE


Baron Growth Fund has performed well from the beginning of this year (16.9% return v. 2.4% for the Russell and 5.4% for the S&P) and in the last 12 months (43.2% v. 19.1% for the Russell and 27.8% for the S&P). However, the Fund's performance in the third quarter, like that of the broader market, was disappointing. The Fund was down 7.5% in the period as compared with a negative 6.3% return for the Russell 2000 and a negative 6.2% return for the S&P 500.

Since the Fund's inception in the beginning of

1995 through September 30, 1999, Baron Growth Fund has produced a 198.7% return, significantly greater than the Russell 2000 (82.7%) and about in line with the S&P 500 (205.4%) despite that index's dramatically higher technology weighting.


During 1999, we have, with your approval, refocused the Fund on small growth companies and have reduced the influence of both income-oriented investments and larger companies' shareholdings on the Fund. While a significant change, we believe this transformation has been a positive one for the Fund and hope that it has given you, its shareholders, a more clearly defined small cap investment fund. Several of our more recent additions to the Fund are reviewed below.

----------------------     ----------------------      ---------------------
PERFORMANCE                PERFORMANCE                 PERFORMANCE
ONE YEAR ENDED             SINCE INCEPTION             SINCE INCEPTION
SEPTEMBER 30, 1999         MARCH 3, 1995 THROUGH       MARCH 3, 1995 THROUGH
                           SEPTEMBER 30, 1999          SEPTEMBER 30, 1999
                           CUMULATIVE                  ANNUALIZED




BARON GROWTH FUND 43.2%    BARON GROWTH FUND 198.7%     BARON GROWTH FUND  25.9%
S&P 500*          27.8%    S&P 500*          205.4%     S&P 500*           26.5%
RUSSELL 2000*     19.1%    RUSSELL 2000*      82.7%     RUSSELL 2000*      13.5%
-----------------------    ------------------------     -----------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

                      B A R O N    G R O W T H    F U N D

--------------------------------------------------------------------------------
Portfolio Holdings


Media and Entertainment


CD Radio and XM Satellite
Note written by Matt Ervin, Vice President and Co-Portfolio Manager, Baron Growth Fund


Over the past quarter, the Fund has made significant new investments in both CD Radio and XM Satellite Radio. We now own 200,000 shares of CD Radio at an average cost of $25, and one million shares of XM Satellite at an average cost of $12. The radio industry has seen very few technological changes over the years, but there is one coming. In April of 1997 the Federal Government sold licenses giving these companies the co-exclusive opportunity to create a third band of radio, complementing the AM and FM bands that listeners already know and love. This third radio band will offer 200 radio channels, each with national coverage and a clear digital signal. To achieve national coverage economically, the operators will deploy satellites and terrestrial repeater stations. To generate revenue, each operator will charge a subscription fee amounting to roughly $10 per month. How many consumers will find this an attractive offering? That is the question.


Radio industry consolidation has been a boon to those of us who invested in this industry. But the audience has not necessarily benefited. Commercials now account for more minutes during an hour of programming than ever. Marginally profitable formats such as classical or blues have been replaced by solid winners such as rock or easy listening. Yet commute times continue to lengthen and the average American still listens to two hours of radio programs each day. CD Radio and XM Satellite offer these commuters more choice and better quality. Each satellite station will have DJs and a cutting edge personality, with limited or no commercials. David Margolese, CEO of CD Radio, tells me that his vision is to be more interesting than traditional radio broadcasters, "just like the cable industry provided something better than over-the air television." Among the programming partners for these companies are the best programmers of business news, classical music, jazz, country, Hispanic radio formats, etc. In smaller cities throughout America, over-the-air radio offers less than 15 viable radio signals. In these cities, formats such as jazz, classical, or business oriented talk radio usually do not exist despite a significant minority audience that is often strongly interested in these formats. Even in larger cities, such as Atlanta, my younger sister finds herself flipping impatiently from station to station, trying to find the right mix of music during the hour and a half that she spends in her car each day. Like many 28-year olds in this country, she has eclectic musical tastes and a strong desire to hear new, alternative music. Should CD Radio and XM successfully tap into this demand, the upside for shareholders will be dramatic. About one third of Americans indicate strong interest in this service, and if just 10% of American cars are eventually equipped with this service then profitability per share could be over $10 for each company. Margins should be very high and stable because, unlike television programming, radio programming is very inexpensive to produce. To seed demand, CD Radio has aligned with Ford and XM has aligned with GM. Each of these car companies has plans to sell over one million cars with the satellite radio service, starting in year 2002. During 2001, after-market radios will go on sale through retail channels. DirectTV is an investor in XM Satellite and a powerful partner for helping to master the challenges of retail distribution.

These companies, though public, are really venture capital investments. There is considerable uncertainty in the outcomes of their business plans, and we must watch carefully over time to see how the market develops. We think each company is well positioned to succeed, so we have invested in both. Both have management teams which have successfully developed enabling technologies, funded their business plans, and laid the groundwork for exciting marketing campaigns. As with all investments, there are risks, and these fledgling businesses carry more than most. But the upside potential far outweighs the risks. If CD Radio and XM succeed, we will see a many-fold increase in the value of our investments. We will benefit whether the overall stock market does well or poorly. Moreover, as we get closer to the launch of commercial service, our investment should appreciate in value as investors with a shorter timer horizon pay more attention to the potential for these companies.


The last major technological innovation in radio was the introduction of the FM radio band. After many years, FM has overtaken the AM band and now dominates the radio industry. Some investors have asked, if you believe in satellite radio, can you still believe in AM and FM radio. The answer is yes. Satellite radio would be a tremendous success at 10% penetration. Among those subscribers, many would continue to listen to AM and FM stations alongside their satellite bands. So even when CD Radio and XM Satellite are successful, AM and FM stations might collectively lose modest audience share. AM and FM stations draw their revenue mainly from local advertising, and a modest loss of audience would not necessarily have an impact on the demand for local radio ads.


Communications

Rural Cellular
Note written by Matt Ervin.


Rural Cellular, led by Rick Ekstrand, operates rural cell phone properties in Minnesota and New England. Baron Capital first began investing in small-market cellular properties in 1997, through companies such as Centenniel Cellular, CommNet Cellular, and eventually Rural Cellular. At the time, investors were growing enamored with large, highly liquid stocks instead of small cap businesses. One industry expert told me "the problem with investing in these little companies is that no one cares about them." Moreover, there was reason to be cautious about the

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                      B A R O N    G R O W T H    F U N D

entire wireless arena. New spectrum, known as PCS spectrum, was issued by the government in 1996 and competition was on the horizon. We nonetheless chose to care about companies such as Rural Cellular, because the laws of physics were on their side.



The potential new competitors were licensed to operate at radio spectrum around 1.9Ghz. But not all spectrum is created equal; interference from trees, buildings, and even the atmosphere itself causes radio signals to decay, and the 1.9 GHz frequencies showed much more vulnerability to these issues than did the spectrum in use by Rural Cellular and other legacy operators. New operators needed to build at least 4 cell sites for every 1 that Rural Cellular had already constructed. Technical disadvantages in urban markets were less extreme. The business case made sense in urban areas where the capacity of the existing networks was failing to keep pace with demand. But in rural areas, operators such as Rural Cellular were having no problem keeping up with demand. Not to say that demand isn't growing. As competition drives down cell phone rates in the urban areas, Rural Cellular reports more roaming traffic. City dwellers don't leave their phones behind when they roam into Rural Cellular territories during summer vacations or winter ski trips. This becomes even more important as flat-rate plans from ATT and other operators grow in popularity and make it economically painless for city dwellers to use their phones as they roam. Moreover, the core customer base at Rural Cellular grows 20% or so a year, thanks to well-managed local marketing efforts. Rick argues that "rural markets do tend to be several years behind the cities, but growth in penetration follows the same curve, so we have a lot of upside." In the meantime, he says, lagging the urban operators "allows us to get good economics on technology upgrades because we can wait until after the new technology has been produced in mass volumes" for the urban wireless carriers. Rick and his team do not wait too long to deploy new technology, and the company has already upgraded to digital. The higher level of capacity improves service quality and leads to customer satisfaction, a further barrier to entry for upstart PCS operators.



Rural Cellular's defensible foothold is finally getting some attention in the wireless industry. As the large players such as ATT and Bell Atlantic reduced prices to rates as low as 10 cents per minute, the investment community wrongly concluded that Rural Cellular's high-priced roaming revenues would collapse. Instead, the fact that Rural Cellular is one of only two possible partners within their territories has allowed that company to renegotiate strong deals with the industry leaders. Annual increases of 20% or more to roaming revenues appear sustainable. With a new digital network that is largely built out, a high percentage of those incremental revenues reach the bottom line. The company's cash flow streams are stable and growing rapidly, justifiably supporting considerable financial leverage, which in turn serves to boost equity returns tremendously. This last quarter investors began to realize the big pay-off that will eventually result. During the September quarter, Rural Cellular shares increased in price from $20 to $45 and have risen further since. Baron Growth Fund owns 250,000 shares at an average cost of $17. We wish Rick and his team luck as they continue to create shareholder value.

Hotels and Lodging


Four Seasons
Note written by Mitch Rubin, Vice President and Co-Portfolio Manager, Baron Growth Fund

There are several reasons why we have focused our hotel and lodging investments on franchise and management companies over the past several years. Our goal is to take advantage of the strength of their brands and the power of the free cash flow generated through their franchise and management fees without the capital obligations or cyclicality of real estate ownership. Four Seasons, with its high royalty and management fees, 80 year non-cancellable contracts and powerful balance sheet epitomizes this strategy.

Most companies in the hotel sector have had a difficult year during 1999 as overbuilding in many sectors has led to softening rates. However, because of its luxury focus and strong brand name, Four Seasons has continued to post exceptional results. Four Seasons' core hotel group has posted 6% RevPar (revenue per available room) increases during most of the year with acceleration to nearly 10% during the third quarter. This compares to a relatively flat hotel rate market. Moreover, gross operating profits at the hotels managed by the Four Seasons have increased nearly 15% during 1999 on top of record performances during 1998. These are the profits that flow to the company's real estate owner/partners and helps solidify Four Seasons' reputation as the manager of choice in the luxury hotel industry. In particular, Four Seasons' Asian hotels have experienced a dramatic rebound during 1999. Following negative RevPar trends throughout 1998, the region's hotels turned positive in the first half of 1999 and then jumped nearly 16% in RevPar and nearly 74% in gross operating profit during the third quarter.

Unit growth also continues for the company with two new properties having opened during 1999, the Four Seasons Las Vegas, which has posted the highest room rates in the Las Vegas market in this its first year, and the Four Seasons Resort in Punta Mita, Mexico. In addition, the company's flagship European hotel, the dramatic George V in Paris, is set to open in December of this year. This will truly be one of the most spectacular hotels in the world and will open the door to substantial European expansion over the next several years. In fact, the next 18 months will mark the most dramatic growth in new units in Four Seasons history as 17 properties are currently in construction and development including properties in nine countries where Four Seasons does not now have a presence.

Four Seasons has also made substantial enhancements to its balance sheet during 1999. In addition to the strong cash flow from

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                      B A R O N    G R O W T H    F U N D

operations, Four Seasons recently sold nearly $175 million in convertible notes. These notes bear a non-cash interest rate of only 4.5% per year and do not mature until 2029 (they are redeemable or convertible earlier). As a result of this offering, as well as its strong operations, Four Seasons' shareholder's equity has increased over 60% to over $530 million during 1999 and the company currently has nearly $150 million of cash on the balance sheet for investments or acquisitions to continue to fuel its growth.

Financial

Medallion Financial
Note written by Mitch Rubin.

We have owned Medallion Financial (TAXI) since its IPO in mid-1996 when we were intrigued by both the company's core lending operations as well as its nascent taxi top advertising subsidiary. Both businesses have exceeded our expectations over the past several years and have accelerated during 1999.

TAXI remains the undisputed leader in taxicab medallion lending with a $286 million portfolio of loans outstanding at the end of the third quarter. This portfolio has grown over 130% in size since the company's IPO in 1996 and TAXI has still not written off a single loan in this portfolio. The commercial lending business has also performed extremely well. The portfolio stood at nearly $152 million at the end of the third quarter, a nearly 5 fold increase in size over the past 2 1/2 years. Moreover, TAXI has begun to move its commercial lending business to the Internet with the recent launch of www.BusinessLenders.com. Business Lenders is the company's Small Business Association (SBA) lending subsidiary in which up to 80% of the loans are guaranteed by the US Government. While the Business Lenders portfolio has more than doubled during 1999 alone, TAXI believes the introduction of a web site could dramatically increase this subsidiary's growth potential. During the third quarter alone, the Business Lenders web site received 862 loan applications.

Medallion has also dramatically decreased its cost of capital during 1999. Using a sophisticated commercial paper program, Medallion has decreased the average interest rate paid on its borrowings by nearly 60 basis points during the year from approximately 6.9% at the end of 1998 to just under 6.3% during the third quarter.

Although not well publicized, TAXI's advertising division has also had an outstanding year. The company has grown its installed base of available taxi tops by 33% during the year to more than 9,000 cabs as of the end of the third quarter. This is up 4.5 times since the beginning of 1997. In addition, the division has successfully replaced most of its tobacco advertisers (who made up the majority of the ad space over the past several years), in many instances with Internet related advertising. This year alone, TAXI has signed advertising contracts with over 14 Internet companies including FTD.com, Forbes.com, ComputerJobs.com and Alta Vista. As a result, the occupancy rate for the company's taxi tops has risen from 70% to 84% by the end of the third quarter and should approach nearly 100% by the end of the year.

In our opinion, the market does not appreciate the stability and growth in the company's core lending business and has placed almost no value on the advertising subsidiary. TAXI's share price is currently around $19, up over 70% since its IPO. However, the company is currently trading at only approximately 1.7x book value. We believe that the core lending business alone is worth at least 2.5x book value given TAXI's proprietary pipeline of loans and wide spread between interest earned (over 10%) on its portfolio and its cost of capital (6.3%). This would place a $28 value on the lending business by itself. Moreover, we believe that the taxi top advertising business, which should generate $6 million in EBITDA in 1999 growing to over $10 million in 2000, is worth, at a minimum, 15x EBITDA given the recent prices paid for other outdoor advertising firms in acquisitions and the growth rate in both tops and ad rates at the company. This equates to an additional $10 per share. We believe TAXI's share price is 50% undervalued today, and the firm continues to have outstanding growth opportunities ahead.


Manufacturing


Flextronics
Note written by Matt Ervin.

Flextronics, an electronics manufacturing service (EMS) company which you have seen discussed in our past reports, continues to knock the cover off the ball, posting a 45% EPS growth rate in the September quarter. The company continues to win new business from marquee customers such as Compaq, Motorola, Ericsson and Phillips. As Ron mentioned in his Baron Asset Fund report, we asked Michael Marks, CEO of Flextronics, to speak at our conference last month. Michael walked the audience through a description of the company, and chronicled the spectacular success achieved by the company under his leadership. During the last 5 years, sales have grown from $237 million to a current rate of $3.5 billion. Some of that growth has come from acquisitions, but internal growth has been a not-so-paltry 40%, fueling 36% compounded growth in both earnings and cash flow. These strong fundamentals have resulted in a 10-fold increase in the value of the stock since we began accumulating shares in 1995. Michael also pointed out that these strong fundamentals have lifted Flextronics from the rank of 20th largest electronics manufacturing company to a current rank of fourth, based on both revenues and profits. One member of the audience, apparently not impressed, listened to Michael's presentation and asked: "How are you going to be really successful and reach the rank of number one in your industry?"

Fortunately, we do not need Flextronics to become the largest player in the EMS industry to enjoy excellent investment returns. At this point, the electronics manufacturing industry is whittling

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                      B A R O N    G R O W T H    F U N D

down to a handful of giant global players. It will be difficult for any one player to gain control of the industry, because large electronics companies like Ericsson or Lucent want to have more than one manufacturing partner. Effectively, the industry is becoming a club, like the Big 6 Accounting firms or the bulge bracket investment banks. There are probably 5 to 7 global EMS companies, Flextronics among them, who will eventually share the majority of the $200 billion market for electronics manufacturing.

The key for investors is that this industry grows rationally, with healthy compounded returns on capital to drive the value of our shares higher. The value of our shares is being pulled upward by a Flextronics financial engine that generates 25% after-tax returns on invested capital and plows those returns back into the company for similar rates of return. In addition, the company has raised outside capital at attractive prices. Instead of diluting existing shareholders, this increased investment further boosts EPS growth. The hard part, usually, is consistently generating high returns on the incremental capital deployed. But the bulge bracket EMS companies have the resources to build deep relationships with their clients, increasing dependency and de-emphasizing the importance of price. While price pressures still exist, the Flextronics financial engine remains tuned-up and looks capable of powering 30% EPS growth over a considerable period of time. Even if the stock's PE multiple gradually contracts over time, we as shareholders will be very satisfied with the resulting appreciation of our investment. That being said, it is probably important that an executive as talented as Michael Marks should be continually challenged. So Michael, when is Flextronics going to be the largest manufacturer of electronics in the world?

Retail

Ethan Allen
Note written by research analyst Andrew Peck.

Founded in 1932, Ethan Allen is the only fully integrated player in the $60 billion home furnishings industry. Led by Farooq Kathwari, an industry visionary, Ethan Allen manufactures furniture in its own production plants and sells its products exclusively through its 309 retail stores. None of the other large furniture makers controls its distribution channel, and none of the other retailers manufacture their own furniture. As a result, Ethan Allen has an unmatched ability to control all aspects of its customers' buying experience - from the design of its merchandise, to the tone of its marketing campaign, to the customer service at its stores.

During the past seven years, Ethan Allen has been in the midst of 'Phase I' of its long-term growth strategy. This has entailed a series of steps to reinvigorate its brand and to improve the quality of its customers' shopping experience. The Ethan Allen product line has been completely revamped, with 95% of its current models introduced during the past seven years. Nearly all of its stores have undergone extensive interior and exterior renovations, and over half have also been relocated to higher-traffic areas. The company's manufacturing facilities and its distribution network have been made significantly more efficient. And, the company has reinforced its "new look and feel" through a $60+ million annual marketing campaign - by far the largest in the industry. The program has already generated substantial returns for the company - its 18% operating margins are among the best in the industry, and its same store sales have consistently grown at double-digit rates.

Phase II of the plan is now underway, and Farooq's long-term goal is to double sales through the existing stores. In addition, management believes it can grow the store base by nearly one-third, to 400 stores, within the next five years. The important keys to achieving these goals include hiring at least 1,000 more in-store 'design specialists,' each of whom could eventually generate about $300,000-400,000 in annual sales. In addition, the company is introducing an installment financing plan that's similar to an installment loan for a new automobile. Loans would be around 5 years, non-recourse to the Company, and carry sub- 10% rates. No other major furniture retailer offers this type of plan. Lastly, the Company is introducing several exciting new product lines, including EA Kids, and the contemporary-styled Avenue collection.


Ethan Allen also has a meaningful e-commerce opportunity. Although furniture shopping may never fully gravitate to the Internet, Ethan Allen is the manufacturer best-positioned to incorporate this new sales and marketing channel into its current business. The Ethan Allen brand already has 95% recognition in the off- line world. In addition, all of its products are sold at the same price at every store nationwide. And, the Company controls its own store base, allowing it to avoid the channel conflicts that all other manufacturers face in selling via the Internet. Finally, the Company already has an extensive distribution and customer service network in place to deliver to and service potential on line customers. Management has spent the past year gearing up for its e-commerce initiative, which should launch during the last quarter of 1999.


As these various initiatives take shape, we think Ethan Allen has the potential to double its sales, which are currently about $750mm, during the next five years. Even then, the company would command only about a 2% market share within the highly fragmented furniture industry. Operating margins, which have increased nearly 700 basis points during the past four years, should also improve, albeit at a more modest pace. In addition, the company's balance sheet is now nearly debt-free, and it should generate at least $50 million in annual free cash flow, a portion of which should be applied to its share repurchase program.

Business Services

Kronos
Note written by research analyst Andrew Peck.

Kronos produces software, along with complementary hardware, that, basically, automates a company's time clock. Instead of

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                      B A R O N    G R O W T H    F U N D

using a paper timecard to punch in each morning, workers using the Kronos products can swipe special badges through a smart terminal, designed to efficiently capture attendance data. The Kronos software then uses that data to determine each worker's paycheck, vacation and benefit schedule.

Although this sounds simple, the 'rules engine' underlying the Kronos system is actually incredibly complex - the result of thousands of hours spent detailing the arcane rules governing pay and benefit schedules for different hourly workers. The Company's products have many additional applications: they can create schedules to maximize the productivity of multiple employees (i.e. the staffing plan for a nursing home), and they can also track all operations across a plant floor.

Kronos's annual revenues are about $250 million, giving it a dominant 65% share in a market that's currently estimated at about $400 million. However, by some accounts the market size could grow as high as $6 billion, if all targeted businesses replaced their time clocks with this software. The Company also expects to benefit as many of its 30,000 existing customers upgrade from their existing DOS-based software to a new Windows/ NT version. Kronos is also introducing several new Internet-enabled products that will be targeted at the untapped white collar market. In addition, only 7% of the Company's revenues currently come from overseas, amounting to a significant growth opportunity.

Kronos is focused on a very attractive niche market that its products have only begun to penetrate. As all types of businesses continue to implement efficiency-enhancing technologies, the demand for Kronos solutions should grow substantially. Sales of its core product should continue their 20% growth, and additional new products promise to tap related markets. Given the scalability of the company's core financial model, and its significant free cash flow, Kronos should be able to drive 25% growth in earnings per share during the next several years.

Amusement and Recreation

American Classic Voyages
Note written by Mitch Rubin.

We introduced you to American Classic in our last quarterly note. As you may recall, American Classic is the largest operator of United States flagged cruise ships. The company operates the Delta Queen cruise line, which operates overnight excursions on in-land US rivers, and the Independence, the only sizable overnight cruising vessel in Hawaii, a destination where American Classic has been granted legislative exclusivity to operate cruises and expand its business.

At a travel industry press conference in New York recently, American Classic unveiled the branding for its future Hawaii cruising fleet - the "United States Lines." The United States Lines was one of the most recognized names in passenger shipping early in the 20th Century but was withdrawn from service with its last ship in 1969. The old/new US Lines fleet will be formally introduced to the Hawaiian market in December of 2000 when the New Amsterdam, a 1,200 berth ship under contract to be purchased from Holland America, is put into service as the "Patriot." The Patriot will be followed into service by two newly built, 1,900 berth vessels currently under construction at Ingalls Shipyard. These $500 million plus ships are scheduled for delivery beginning in 2003.

At the same time, the company's core cruise business has exceeded expectations during 1999 with solid revenue increases on all ships and strong bookings in hand for next year. The Independence is currently 88% booked for the first half of 2000 at a $224 per night rate as compared to 64% booking and a $213 rate at this time last year. Similarly, the Delta Queen is 54% booked at a $289 rate as compared with 41% and $264 at this time last year.

With the strength in its core business, the new ship line introductions in Hawaii and the pending expansion of the company's Delta Queen franchise, we continue to be extremely excited about American Classic's prospects. We believe that the company's operating cash flow can conceivably grow approximately 10 fold over the next 7 years as it solidifies its position as the dominant provider of US cruise vacations.

Other

Please see the preceding Baron Asset Fund letter for more details on several Baron Growth Fund holdings, broader comments about our investing strategies and a review of the 8th Annual Baron Investment Conference.

Once again, we thank you for investing in Baron Growth Fund. Many of you have been investors with us for several years and have supported the transformation of the Fund during 1999 to focus on small cap growth stocks and remove income as a secondary objective. We believe this transformation has been extremely positive for our Fund and thank you for your continued support. Many of you are new investors that are reading our shareholder letters for the first time. We welcome you and hope you find these letters both entertaining and informative.

Thank you for investing in Baron Funds.

We appreciate your decision to entrust us with a portion of your assets as fellow shareholders in Baron Growth Fund. We have invested a significant portion of our own assets along side you in the Fund and will continue to work hard to maximize the Fund's performance and justify your confidence.

Sincerely,



/s/  Ronald Baron           /s/  Mitch Rubin           /s/  Matt Ervin
-------------------------   --------------------       ----------------------
Ronald Baron                Mitch Rubin                Matt Ervin
Chairman                    Vice President             Vice President
November 22, 1999

[REGISTERED LOGO]

          ---------------------------------------------------
                         BARON SMALL
           3             CAP FUND


          PERFORMANCE AND
          PHILOSOPHY........................................................14

          PORTFOLIO
          COMPOSITION AND
          HOLDINGS..........................................................15









































          767 Fifth Avenue
          NY, NY 10153
          212-583-2100
          1-800-99-BARON
          baronfunds.com

--------------------------------------------------------------------------------
 BARON SMALL CAP FUND



ANNUAL REPORT                                               SEPTEMBER 30, 1999




Dear Baron Small Cap

Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE AND
PHILOSOPHY


Baron Small Cap Fund just finished its second year and I would like to take this opportunity to review this year's performance and our investment philosophy, then describe our portfolio and highlight some important investments.

Baron Small Cap Fund's performance in the fiscal year ended September 1999 was strong as markets recovered from depressed levels last fall. The Fund gained 55.3% during the year and significantly outperformed the Russell 2000 index, which gained 19.1% and the S&P

500, which gained 27.8%. In its first two years of operation, the Fund was up 33.7% and has significantly outperformed the Russell 2000, which lost 3.6% in the two years ended September 30, 1999.


The Fund's performance was strong both on an absolute basis, and relative to its small cap peers throughout the fiscal year. The Fund performed exceedingly well in the first three quarters of the fiscal year and managed a small gain in the September quarter in which both the Russell 2000 and S&P 500 fell 6.3%. The Fund realized its greatest gains in the first fiscal quarter, +22.4%, a strong quarter for U.S. stocks in general. The Fund realized its greatest relative gains in the March quarter, up 12.8%, while the Russell 2000 fell 5.4%.



----------------------     ----------------------      ---------------------
PERFORMANCE                PERFORMANCE                 PERFORMANCE
ONE YEAR ENDED             SINCE INCEPTION             SINCE INCEPTION
SEPTEMBER 30, 1999         OCTOBER 1, 1997 THROUGH     OCTOBER 1, 1997 THROUGH
                           SEPTEMBER 30, 1999          SEPTEMBER 30, 1999
                           CUMULATIVE                  ANNUALIZED






BARON SC FUND     55.3%     BARON SC FUND     33.7%     BARON SC FUND      15.6%
S&P 500*          27.8%     S&P 500*          39.3%     S&P 500*           18.0%
RUSSELL 2000*     19.1%     RUSSELL 2000*     -3.6%     RUSSELL 2000*      -1.8%
-----------------------     -----------------------     -----------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

              B A R O N      S M A L L      C A P      F U N D

Quarterly Table



    Fiscal Year 1998      Baron Small Cap Fund    Russell 2000
 Qtr 4 1998 ...........         +22.4%               +16.3%
 Qtr 1 1999 ...........         +12.8%                -5.4%
 Qtr 2 1999 ...........         +12.4%               +15.6%
 Qtr 3 1999 ...........          +0.1%                -6.3%

 Fiscal Year ..........         +55.3%               +19.1%

The Fund is heavily weighted in certain industry groups and in its top holdings, although it maintains a diversified portfolio. This helped our performance in 1999 as our biggest investments and areas of strongest concentration performed the best.

Our Communications and Media holdings were very strong in 1999. These are dynamic, changing industries and we have invested in some of the emerging leaders. Our most successful investments have been UnitedGlobalcom, Rural Cellular, Century Communications and CoreComm. The Fund also performed well in its investments in Business Services, Retail and Leisure, the other areas of concentration. These groups performed less well than the overall market, but our stock picking proved to be successful. Our best performing investments in these sectors were Kenneth Cole Productions, Four Seasons Hotels and William Sonoma. In this past year where the wind was at our back, we had few losers, the worst being United Rentals and Province Healthcare.

The investment philosophy is the same as we laid out in last year's annual report and mirrors the foundations of the other Baron Funds. We invest in small companies that we think have big opportunities. We invest only in businesses with strong executives who have proved themselves and whom we trust and respect. We only invest when we believe we can make significant returns, at least a double in the next three years. Returns are viewed in absolute, not relative terms, and we assume a flat market outlook when we invest. We expect to hold sizeable investments for long periods of time, so we need to thoroughly understand the company, the people, the industry and the opportunity we are investing in. To accomplish this we spend a lot of time with our investments, both initiating new positions and monitoring existing ones.

We invest primarily in "growth stocks", unique companies with significant competitive advantages which can grow for many years. Competitive advantage comes in many forms. Sometimes it's a long-established brand name that is now being further developed (Four Seasons, Williams Sonoma, Kenneth Cole). Sometimes it's an asset base being leveraged (UnitedGlobalcom, Premier Parks.) Sometimes it's the skill set of the management of the company being applied to new opportunities (CoreComm, Heidrick & Struggles). Sometimes it's an evolving industry, at the right place and at the right moment in time (radio/outdoor, cable television).

What we have found is that the company's management is an exceedingly important factor in the equation. The best executives have not just created the present opportunities but also can take advantage of them for the benefit of the shareholders. They also are working on tomorrow's opportunity before the market or their competitors perceive it.

To complement our growth stock investing, we also invest in "special situations" and "fallen angels". Special situations are spin-offs, re-structurings, split-ups or merger securities - new securities which are formed from other companies that are often overlooked or misunderstood. These new companies and executives often flourish outside the umbrella of their former parent, yet initially they trade at depressed levels because they are unknown. "Fallen angels" are former Wall Street darlings who fall out of favor either because they disappoint on near-term expectations or because a competitor or related company falls on hard times. This is another area to find cheap stocks, although the key is to research the situation well to make sure the current shortfalls are not endemic of larger problems. Also, we are most interested in uncovering good investments, stocks we can own for awhile, not just trading opportunities, so we must be thorough in this effort.


--------------------------------------------------------------------------------
Portfolio Composition and Holdings

As of the end of September, we have about $800 million under management. The portfolio has 46 investments. The top ten positions make up 41% of the portfolio, the top 15 equal 53%. As we have stated before, we strongly believe that the portfolio should be relatively concentrated to best benefit from our best ideas. Five industry groups: communications, media, business services, leisure and retail, make up over 75% of our investments. These are dynamic industries and those in which we have our most expertise.


Media and Entertainment


We have two very important themes in the media and communications sector. First, we own cable stocks both in the U.S. and abroad, as these companies are evolving from distributors of a limited menu of programming to the "triple play" of delivering hundreds of channels of digitally encrypted entertainment programs, high speed Internet connection, and competitive local telephony. The Fund's largest position is UnitedGlobalcom, whose primary assets are cable systems in Europe. In the last year, UnitedGlobalcom has greatly expanded its program offerings and successfully introduced Internet and telephony services over its existing systems. The company has doubled its footprint in Europe through a series of eight acquisitions, launched an Internet portal called Chello (which they also offer to non-affiliated cable systems), started a wire line and wireless competitive telephone division and continued to build its content development effort.


The parent company had major achievements also, in floating its Australian operation, adding systems in Latin America as a

              B A R O N      S M A L L      C A P      F U N D

potential prelude to creating a third major leg to its stool, and forming a joint venture with Liberty and Microsoft to pool interests in present assets and jointly seek programming-oriented investments. We also own Adelphia Communications, the fourth largest domestic cable company, which we became shareholders of when they acquired Century Communications for stock earlier in the year.


The second area of interest is out-of-home media, which includes two niche radio stocks, a programming supplier to the radio industry and a billboard company. As we detailed in our June quarterly, radio and outdoor are terrific businesses. We are in the growth phase of the industry's consolidation, and radio and outdoor are big beneficiaries of the advertising spending of new Internet firms and existing brick and mortar companies trying to establish brand awareness. Our holdings are Radio One (urban radio station operator), Entercom (a company that specializes in improving under-performing radio stations), Westwood One (which acquired our Metro Networks, a provider of traffic, news and long-form programs to the radio industry generally), and Lamar Advertising (the lone publicly traded billboard company). Two of our prior billboard holdings, Outdoor Systems and Universal Outdoor, were acquired by larger media concerns.


Communications


The Fund is involved in many of the exciting sub-sectors in the communications industry, the two biggest being cellular telephony and competitive telecoms. When we started the Fund two years ago, we purchased stock in three rural cellular operators on the thesis that cell phone penetrations would be strong even in secondary markets, that the competitive environment would be more limited because less licenses were built out and that the stocks were inexpensive, trading at well below 10x cash flow with 25% internal growth rates. These stocks, Rural Cellular, Centennial Cellular and Comnet Cellular, have been big winners because the cash flow growth rates have proven to be even stronger than we expected, primarily because roaming revenue has been way above expectations due to the introduction of one rate plans by the larger operators. Also, there has been substantial consolidation in the industry at 12-15x cash flow, validating our valuation thesis. In the case of Rural Cellular, the company has, twice in the last year, doubled its footprint in leveraged transactions which has enhanced our return.


In competitive telephone, we have multiple ideas: the two most significant are Commonwealth Telephone and CoreComm. We bought Commonwealth as the company was being split off from a communications conglomerate controlled by Level 3 Communications. The company had very attractive monopoly phone operations, and had started to invest its cash flow to build a competitive telephone company in neighboring territories. The initial returns in this investment have been very strong, therefore more capital is being deployed to build this valuable enterprise.

In 2000, the company will look to exploit a new opportunity, offering DSL Internet service in both their monopoly and competitive territories, an effort with great promise.

Interestingly, we bought into CoreComm also as it was being spun out from another company because of our prior success investing with the company's management team of George Blumenthal and Barclay Knapp. CoreComm has set itself up as a competitive residential telco company, with the goal of offering Internet and dial tone service in the top forty telecom markets in the States. If successful in getting a 5% share of the applicable telco revenues, CoreComm could generate $1billion of cash flow in time, on an aggregate investment of about $1billion, which would be an incredible return and lead to sensational equity returns for the shareholders. The key to success will be the timely and effective execution of the business plan which we are encouraged about because of the track record of these managers.


Business Services


Our biggest investments in the business service sector are Iron Mountain, Heidrick and Struggles, and Penton Media. Iron Mountain is the leading company in document storage and records management. The company is benefiting from the general trend of business to outsource ancillary functions. The company's present business is very stable and grows internally about 15% in revenues and cash flow from existing accounts and new customers. The company has enhanced its internal growth through acquisitions of small competitors, entering into the new business lines of medical records management and data tape storage, and its nascent effort to replicate its platform in Europe. Recently, Iron Mountain announced it would acquire its leading competitor, Pierce Leahy (which was a holding of ours in 1997), which secures the company's domination in this space, should make future acquisitions less costly and should create additional pricing power and incremental profitability for the new enterprise.

Heidrick and Struggles is the largest executive search firm in the world, specializing in retained searches for the highest level of executives (CEO, CFO, CIO, Director). This industry has demonstrated strong, non-cyclical growth for the last four decades and Heidrick has compounded revenue growth of over 25% the last five years. Because of Heidrick's leadership in technology executive searches, its business is accelerating as many new technology firms are formed, and as traditional companies look to add managers to launch e-commerce efforts. We feel the stock is inexpensive at 15x 2000 EPS, given the pace and quality of its present earnings growth. Heidrick has also formed a subsidiary, Leaders On Line, to do mid-level searches facilitated by the Internet. Due to their dominant position in technology and Internet searches, Heidrick is getting warrants as part of its fees to do placements into private technology firms. This warrant portfolio is another source of potential significant value to its shareholders.

              B A R O N      S M A L L      C A P      F U N D

Penton Media is a leading business-to-business media firm, meaning they publish trade journals and produce trade shows for certain industry verticals. Penton's publications division was soft earlier this year which enabled us to acquire a significant position at a favorable price (at less than 8x projected cash flow). Its trade show division is growing rapidly, especially the shows that focus on the Internet and the health food businesses, and the publications business has stabilized. We are excited about the company's efforts to create vertical Internet portals in sectors where they already have proven mind share and feel that this is a valuable, unrecognized opportunity.


Leisure

Our two big positions in this group are Premier Parks and SFX Entertainment which, as we have detailed in previous quarterlies, are operators of regional amusement parks and music amphitheaters, respectively. Both companies turned in tremendous operating performances in their now completed seasons, both with internal cash flow growth approaching 40%. Neither were particularly strong stocks this year, as the market has valued the increased cash flow generated at lower multiples either because interest rates have ticked up or because of some skepticism of future growth rates. We are highly confident both companies can maintain rapid internal growth and therefore feel that the present trading multiples are too low. We also are excited about significant business ventures in front of each, specifically, consolidation and growth opportunities for Premier Parks in Europe and Latin America, and Internet ticketing and sponsorship opportunities for SFX.


Retail

Our biggest ideas in this sector are Kenneth Cole Productions and Williams Sonoma. Kenneth Cole was once an aspiring avante garde men's shoe company which has evolved into a super life-style brand with retail and licensing businesses that are now more important than their wholesale roots. With several major category expansions still to come, especially women's apparel, and bigger stores in the offing, we feel growth will accelerate and the stock will continue to appreciate. Williams Sonoma is the highly successful retailer and catalog company, operating primarily under the brands Pottery Barn and Williams Sonoma. When a key executive left the firm earlier this year for personal reasons and the stock sank, we increased our position believing strongly that the successful rollout of the brands would continue. We have been rewarded handsomely as the stock has more than doubled. In addition to the present course, the company has recently introduced two new growth initiatives which have us very excited. A Pottery Barn Kids catalog has been very well received, so a retail effort will be started in 2000 to complement it. And a lower market furniture and accessory retail concept called Elm Street will be rolled out starting in 2001, modeled after the Gap's successful Old Navy chain.

Thank you for investing in Baron Funds.

We would like to thank you, our fellow shareholders in Baron Small Cap Fund. It was a more gratifying year than last year and we appreciate your support. In addition to strong results, we are proud that we were able to make money in a tax efficient manner, which is an important goal. We are dedicated to continuing to stay close to our present investments to appreciate their business opportunities and our rewards as shareholders, and to work diligently to uncover additional winners. It's fun.

I'd personally also like to thank Stefan Mykytiuk and the other Baron analysts for helping in the management of the Fund.




Sincerely,



/s/  Cliff Greenberg
-----------------------------
Cliff Greenberg
Vice President
November 22, 1999

                           B A R O N      F U N D S

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------


The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.



Baron Asset Fund
--------------------------------------------------------------------------------

                                                     Equity          % of
                                                   Market Cap         Net
                   Company                       (in millions)      Assets
---------------------------------------------   ---------------   ----------
                              Large Capitalization
-------------------------------------------------------------------------------
Charles Schwab Corp. ........................       $27,550       13.9%
Univision Communications, Inc. Class A                8,258        1.4
NTL, Inc. ...................................         7,044        5.6
Outdoor Systems, Inc. .......................         6,608        0.2
                                                                  ----
                                                                  21.1%
                              Medium Capitalization
-------------------------------------------------------------------------------
Hispanic Broadcasting Corp. .................       $ 3,756        3.6%
Century Communications Corp. ................         3,459        1.0
RCN Corp. ...................................         3,110        0.4
American Tower Corp. Class A ................         3,044        1.7
UnitedGlobalCom, Inc. Class A
   (Formerly United Intl. Hldgs., Inc.) .....         2,959        1.1
Citizens Utilities Co. ......................         2,940        1.6
Flextronics Intl., Ltd. .....................         2,897        2.8
Mirage Resorts, Inc. ........................         2,798        2.1
Williams-Sonoma, Inc. .......................         2,711        0.5
Westwood One, Inc. (Formerly Metro
   Networks, Inc.) ..........................         2,537        1.3
Dollar Tree Stores, Inc. ....................         2,474        2.6
Premier Parks, Inc. .........................         2,266        1.7
Spieker Properties, Inc. ....................         2,203        1.4
Robert Half Intl., Inc. .....................         2,194        2.9
Kimco Realty Corp. ..........................         2,171        0.5
Azurix Corp .................................         2,013        0.5
Manor Care, Inc. (Formerly HCR Manor
   Care, Inc.) ..............................         1,841        3.0
Polo Ralph Lauren Corp. Class A .............         1,787        3.2
Cox Radio, Inc. Class A .....................         1,704        0.8
Apollo Group, Inc. ..........................         1,632        2.0
Post Properties, Inc. .......................         1,517        0.1
Sotheby's Holdings, Inc. Class A ............         1,517        9.1
                                                                  ----
                                                                  43.9%
                              Small Capitalization
-------------------------------------------------------------------------------
DeVry, Inc. .................................       $ 1,388        1.8%
Ethan Allen Interiors, Inc. .................         1,297        0.9
Prison Realty Trust, Inc. ...................         1,259        0.1
Four Seasons Hotels, Inc. ...................         1,253        0.5
FelCor Lodging Trust, Inc. ..................         1,191        0.1
Industrie Natuzzi SPA ADR ...................         1,128        1.9
Aurora Foods, Inc. ..........................         1,072        0.4

--------------------------------------------------------------------------------

                                                   Equity          % of
                                                 Market Cap        Net
                  Company                      (in millions)      Assets
-------------------------------------------   ---------------   ---------
                       Small Capitalization (Continued)
----------------------------------------------------------------------------
Citadel Communications Corp. ..............        $1,068        0.4%
Iron Mountain, Inc. .......................         1,050        0.4
ChoicePoint, Inc. .........................           993        1.9
Commonwealth Telephone Ent., Inc. .........           972        0.2
Choice Hotels Intl., Inc. .................           940        3.9
OM Group, Inc. ............................           913        1.5
Sun Intl. Hotels, Ltd. ....................           802        1.3
Vail Resorts, Inc. Class A ................           801        3.9
CoreComm, Ltd. ............................           798        1.2
Young Broadcasting, Inc. Class A ..........           706        0.8
American Mobile Satellite Corp. ...........           688        1.0
Cross Timbers Oil Co. .....................           658        1.0
Seacor Smit, Inc. .........................           618        1.1
Taubman Centers, Inc. .....................           613        0.1
CD Radio, Inc. ............................           595        0.4
Sun Communities, Inc. .....................           573        0.2
Southern Union Co. ........................           564        0.7
Kenneth Cole Productions, Inc. Class A .              490        0.1
ITT Educational Services, Inc. ............           486        0.7
Libbey, Inc. ..............................           481        1.5
Education Management Corp. ................           365        0.6
Alexander's, Inc. .........................           362        0.4
Learning Tree Intl., Inc. .................           359        0.6
AMF Bowling, Inc. .........................           345        0.7
Stein Mart, Inc. ..........................           319        0.2
Saga Communications, Inc. Class A .........           302        1.2
Smart and Final, Inc. .....................           291        0.6
Budget Group, Inc. Class A ................           261        0.3
DVI, Inc. .................................           231        0.5
Avatar Holdings, Inc. .....................           174        0.2
Bristol Hotels & Resorts, Inc. ............           123        0.2
Sunburst Hospitality Corp. ................           118        0.4
Counsel Corp. .............................            90        0.1
                                                                ----
                                                                34.0%

                           B A R O N      F U N D S


Baron Growth Fund
--------------------------------------------------------------------------------

                                                     Equity          % of
                                                   Market Cap        Net
                   Company                       (in millions)      Assets
---------------------------------------------   ---------------   ---------
                              Large Capitalization
------------------------------------------------------------------------------
Charles Schwab Corp. ........................       $27,550        6.1%
NTL, Inc. ...................................         7,044        6.4
                                                                  ----
                                                                  12.5%
                             Medium Capitalization
------------------------------------------------------------------------------
Hispanic Broadcasting Corp. .................       $ 3,756        1.7%
UnitedGlobalCom, Inc. Class A
   (Formerly United Intl. Hldgs., Inc.) .....         2,959        0.3
Flextronics Intl., Ltd. .....................         2,897        2.7
Westwood One, Inc. (Formerly Metro
   Networks, Inc.) ..........................         2,537        1.5
Dollar Tree Stores, Inc. ....................         2,474        2.2
Robert Half Intl., Inc. .....................         2,194        1.2
Time Warner Telecom, Inc. Class A ...........         2,180        0.1
Kimco Realty Corp. ..........................         2,171        1.2
Manor Care, Inc. (Formerly HCR Manor
   Care, Inc.) ..............................         1,841        0.6
Post Properties, Inc. .......................         1,517        1.0
Sotheby's Holdings, Inc. Class A ............         1,517        2.1
                                                                  ----
                                                                  14.6%
                              Small Capitalization
------------------------------------------------------------------------------
DeVry, Inc. .................................       $ 1,388        1.2%
Entercom Communications Corp. ...............         1,338        0.4
Insight Communications Co., Inc.
   Class A ..................................         1,308        0.3
Ethan Allen Interiors, Inc. .................         1,297        2.9
Wink Communications, Inc. ...................         1,267        0.6
Prison Realty Trust, Inc. ...................         1,259        0.3
Four Seasons Hotels, Inc. ...................         1,253        0.3
Industrie Natuzzi SPA ADR ...................         1,128        2.7
Aurora Foods, Inc. ..........................         1,072        2.1
Citadel Communications Corp. ................         1,068        1.3
The Yankee Candle Co., Inc. .................         1,053        1.2
Intrawest Corp. .............................           997        0.2
ChoicePoint, Inc. ...........................           993        2.7
Choice Hotels Intl., Inc. ...................           940        8.2
OM Group, Inc. ..............................           913        2.0
Extended Stay America, Inc. .................           858        1.1
Sun Intl. Hotels, Ltd. ......................           802        3.9
Vail Resorts, Inc. Class A ..................           801        1.2
CoreComm, Ltd. ..............................           798        2.6
Storage USA, Inc. ...........................           770        0.9
Radio One, Inc. Class A .....................           751        1.9
American Classic Voyages Co. ................           688        0.6
Electric Lightwave, Inc. Class A ............           661        1.3
Cross Timbers Oil Co. .......................           658        0.6
Seacor Smit, Inc. ...........................           618        0.9
Taubman Centers, Inc. .......................           613        0.2
CD Radio, Inc. ..............................           595        1.2
Sun Communities, Inc. .......................           573        1.4

--------------------------------------------------------------------------------

                                                   Equity          % of
                                                 Market Cap        Net
                  Company                      (in millions)      Assets
-------------------------------------------   ---------------   ---------
                       Small Capitalization (Continued)
----------------------------------------------------------------------------
Southern Union Co. ........................         $564         2.3%
Corporate Executive Board Co. .............          537         0.2
ITT Educational Services, Inc. ............          486         0.9
Libbey, Inc. ..............................          481         0.8
Kronos, Inc. ..............................          463         0.5
Gabelli Asset Management, Inc. Class A .             461         1.1
American Mobile Satellite Corp. ...........          423         1.6
Rural Cellular Corp. Class A ..............          415         2.6
Steiner Leisure, Ltd. .....................          415         0.9
Education Management Corp. ................          365         2.3
Alexander's, Inc. .........................          362         0.8
Saga Communications, Inc. Class A .........          302         1.8
Smart and Final, Inc. .....................          291         1.6
Medallion Financial Corp. .................          284         1.8
DVI, Inc. .................................          231         0.9
ResortQuest Intl., Inc. ...................          169         0.3
Bristol Hotels & Resorts, Inc. ............          123         0.3
The Sports Club Co. .......................           89         0.5
                                                                ----
                                                                65.4%

Baron Small Cap Fund
--------------------------------------------------------------------------------


                                                     Equity          % of
                                                   Market Cap        Net
                   Company                       (in millions)      Assets
---------------------------------------------   ---------------   ---------
                           Medium Capitalization
---------------------------------------------------------------------------
Century Communications Corp. ................        $3,459        2.3%
Lamar Advertising Co. Class A ...............         3,030        2.1
UnitedGlobalCom, Inc. Class A
   (Formerly United Intl. Hldgs., Inc.) .....         2,959       10.0
Williams-Sonoma, Inc. .......................         2,711        2.2
Westwood One, Inc. (Formerly Metro
   Networks, Inc.) ..........................         2,537        3.1
Premier Parks, Inc. .........................         2,266        4.0
SFX Entertainment, Inc. Class A .............         1,716        3.1
United Rentals, Inc. ........................         1,567        1.7
                                                                  ----
                                                                  28.5%
                              Small Capitalization
------------------------------------------------------------------------------
Centennial Cellular Corp. ...................        $1,418        0.5%
Hyperion Telecommunications, Inc.
   Class A ..................................         1,357        0.5
Entercom Communications Corp. ...............         1,338        0.7
Insight Communications Co., Inc.
   Class A ..................................         1,308        0.2
Four Seasons Hotels, Inc. ...................         1,253        2.7
High Speed Access Corp. .....................         1,242        0.6
Central Parking Corp. .......................         1,074        3.0
Pinnacle Holdings, Inc. .....................         1,063        0.4
The Yankee Candle Co., Inc. .................         1,053        1.6

                           B A R O N      F U N D S

Baron Small Cap Fund
--------------------------------------------------------------------------------


                                                     Equity          % of
                                                   Market Cap        Net
                   Company                       (in millions)      Assets
---------------------------------------------   ---------------   ---------
                     Small Capitalization (Continued)
---------------------------------------------------------------------------
Iron Mountain, Inc. .........................        $1,050        4.0%
Intrawest Corp. .............................           997        0.6
ChoicePoint, Inc. ...........................           993        2.2
Commonwealth Telephone Ent., Inc. ...........           972        2.8
Sun Intl. Hotels, Ltd. ......................           802        1.3
CoreComm, Ltd. ..............................           798        2.4
Radio One, Inc. Class A .....................           751        3.0
Investment Technology Group, Inc. ...........           735        0.6
Commnet Cellular, Inc. ......................           716        1.5
Electric Lightwave, Inc. Class A ............           661        0.9
Corporate Executive Board Co. ...............           537        2.3
El Paso Electric Co. ........................           535        1.3
Penton Media, Inc. ..........................           509        0.9
Kenneth Cole Productions, Inc. Class A .                490        3.4
Loews Cineplex Entertainment Corp. ..........           462        1.1
Gabelli Asset Management, Inc. Class A .                461        0.7
Rural Cellular Corp. Class A ................           415        3.5
SBA Communications Corp. ....................           312        0.6
Loislaw.Com, Inc. ...........................           304        0.2
Heidrick & Struggles Int'l., Inc. ...........           299        1.9
Casella Waste Systems, Inc. Class A .........           267        0.9
Career Education Corp. ......................           227        3.6
IT Group, Inc. ..............................           218        1.8
Caribiner Intl., Inc. .......................           206        1.2
Province Healthcare Co. .....................           181        1.2
ResortQuest Intl., Inc. .....................           169        1.0
Todd-AO Corp. Class A .......................           145        1.3
KTI, Inc. ...................................           109        0.3
Morton's Restaurant Group, Inc. .............           101        0.9
Strategic Distribution, Inc. ................            97        0.2
Equity Marketing, Inc. ......................            92        0.6
The Sports Club Co. .........................            89        0.5
AVTEAM, Inc. Class A ........................            79        0.7
                                                                  ----
                                                                  59.6%


Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------
The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.




                                                     Baron         Baron
                                       Baron         Growth        Small
                                       Asset        & Income        Cap
                                        Fund          Fund         Fund
                                    -----------   -----------   ----------
                                        % of          % of         % of
                                     Portfolio     Portfolio     Portfolio
                                    -----------   -----------   ----------
Leverage (Debt > 40% of
   Market Cap) ..................       23.6%         32.7%         45.0%
Foreign Sales Dependent
   (Sales > 15%) ................       26.4          18.5          17.7
Oil Price Sensitivity ...........       18.1          22.4           5.0
Volatility (Beta > 1.2) .........       35.0          19.1          14.6
Over-the-Counter Securities             24.8          33.0          44.5
Unseasoned Securities
   (Publicly owned
    for <3 years) ..............        19.1          29.2          40.5
 (Publicly owned
    for <1 year) ...............         0.5           6.2          13.6
Turnarounds .....................        1.4           1.6           4.1
Development Companies ...........        4.5           3.6           6.2

                           B A R O N      F U N D S

Table III
--------------------------------------------------------------------------------
Historical Information (Unaudited)
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
06/12/87     $     108,728       $ 10.00                              $10,000
-------------------------------------------------------------------------------------
06/30/87         1,437,521        10.71                                10,710
-------------------------------------------------------------------------------------
09/30/87         3,905,221        11.95                                11,950
-------------------------------------------------------------------------------------
12/31/87         4,406,972        10.10        $ 0.197                 10,298
-------------------------------------------------------------------------------------
03/31/88         6,939,435        11.56                                11,786
-------------------------------------------------------------------------------------
06/30/88         9,801,677        12.68                                12,928
-------------------------------------------------------------------------------------
09/30/88        11,734,509        12.98                                13,234
-------------------------------------------------------------------------------------
12/31/88        15,112,031        12.87         0.701                  13,843
-------------------------------------------------------------------------------------
03/31/89        22,269,578        14.75                                15,864
-------------------------------------------------------------------------------------
06/30/89        31,397,929        16.06                                17,273
-------------------------------------------------------------------------------------
09/30/89        47,658,616        17.22                                18,521
-------------------------------------------------------------------------------------
12/31/89        49,007,084        14.66         1.409                  17,299
-------------------------------------------------------------------------------------
03/31/90        50,837,946        13.87                                16,367
-------------------------------------------------------------------------------------
06/30/90        54,413,786        14.32                                16,898
-------------------------------------------------------------------------------------
09/30/90        40,002,612        10.88                                12,838
-------------------------------------------------------------------------------------
12/31/90        42,376,625        11.75         0.198                  14,100
-------------------------------------------------------------------------------------
03/31/91        47,104,889        13.88                                16,656
-------------------------------------------------------------------------------------
06/30/91        45,600,730        13.81                                16,572
-------------------------------------------------------------------------------------
09/30/91        47,409,180        14.80                                17,760
-------------------------------------------------------------------------------------
12/31/91        46,305,042        15.71         0.035                  18,895
-------------------------------------------------------------------------------------
03/31/92        48,011,634        16.72                                20,109
-------------------------------------------------------------------------------------
06/30/92        42,289,409        15.28                                18,377
-------------------------------------------------------------------------------------
09/30/92        43,816,305        16.20                                19,484
-------------------------------------------------------------------------------------
12/31/92        47,955,530        17.73         0.162                  21,522
-------------------------------------------------------------------------------------
03/31/93        50,015,244        18.82                                22,845
-------------------------------------------------------------------------------------
06/30/93        52,432,090        19.70                                23,912
-------------------------------------------------------------------------------------
09/30/93        59,916,570        21.91                                26,595
-------------------------------------------------------------------------------------
12/31/93        64,069,114        21.11         0.774                  26,576
-------------------------------------------------------------------------------------
03/31/94        63,099,109        20.69                                26,047
-------------------------------------------------------------------------------------
06/30/94        68,880,300        20.40                                25,682
-------------------------------------------------------------------------------------
09/30/94        80,258,542        22.82                                28,728
-------------------------------------------------------------------------------------
12/31/94        87,058,228        22.01         0.656                  28,547
-------------------------------------------------------------------------------------
03/31/95       160,603,528        24.29                                31,505
-------------------------------------------------------------------------------------
06/30/95       202,259,502        25.79                                33,450
-------------------------------------------------------------------------------------
09/30/95       289,973,331        29.30                                38,003
-------------------------------------------------------------------------------------
12/31/95       353,095,409        29.74         0.034                  38,618
-------------------------------------------------------------------------------------
03/31/96       638,297,904        34.14                                44,332
-------------------------------------------------------------------------------------
06/30/96     1,124,647,802        36.65                                47,591
-------------------------------------------------------------------------------------
09/30/96     1,166,057,654        35.50                                46,098
-------------------------------------------------------------------------------------
12/31/96     1,326,321,785        36.23         0.039                  47,097
-------------------------------------------------------------------------------------
03/31/97     1,663,347,667        34.98                                45,472
-------------------------------------------------------------------------------------
06/30/97     2,306,228,855        41.74                                54,260
-------------------------------------------------------------------------------------
09/30/97     3,224,498,394        47.43                                61,656
-------------------------------------------------------------------------------------
12/31/97     3,793,013,753        48.51         0.000                  63,060
-------------------------------------------------------------------------------------
03/31/98     5,187,450,337        53.68                                69,781
-------------------------------------------------------------------------------------
06/30/98     5,545,334,568        52.20                                67,857
-------------------------------------------------------------------------------------
09/30/98     4,410,506,448        39.96                                51,946
-------------------------------------------------------------------------------------






                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------------------------------------------------------------------------------
12/31/98     $5,672,309,694       $50.54         $0.041              $65,752
-------------------------------------------------------------------------------------
03/31/99      6,087,986,855        54.17                              70,474
-------------------------------------------------------------------------------------
06/30/99      6,991,160,511        60.63                              78,879
-------------------------------------------------------------------------------------
09/30/99      5,863,125,015        51.57                              67,092
-------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1999


One year                          29.2%
---------------------------------------
Two years                          4.3%
---------------------------------------
Three years                       13.3%
---------------------------------------
Four years                        15.3%
---------------------------------------
Five years                        18.5%
---------------------------------------
Ten years                         13.7%
---------------------------------------
Since inception June 12, 1987     16.7%
---------------------------------------

                           B A R O N      F U N D S

--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------   -----------------   -----------   -----------   ------------------------
   01/03/95     $   741,000         $ 10.00                              $10,000
----------------------------------------------------------------------------------------
   03/31/95       3,425,507          11.78                                11,780
----------------------------------------------------------------------------------------
   06/30/95       7,231,619          13.18                                13,180
----------------------------------------------------------------------------------------
   09/30/95      28,632,467          14.77                                14,770
----------------------------------------------------------------------------------------
   12/31/95      41,043,705          15.11        $ 0.142                 15,254
----------------------------------------------------------------------------------------
   03/31/96      77,337,831          16.90                                17,061
----------------------------------------------------------------------------------------
   06/30/96     172,070,435          18.20                                18,373
----------------------------------------------------------------------------------------
   09/30/96     207,234,494          18.40                                18,575
----------------------------------------------------------------------------------------
   12/31/96     243,983,507          19.04         0.255                  19,483
----------------------------------------------------------------------------------------
   03/31/97     273,907,177          18.57                                19,002
----------------------------------------------------------------------------------------
   06/30/97     316,981,759          21.82                                22,328
----------------------------------------------------------------------------------------
   09/30/97     390,831,861          24.89                                25,469
----------------------------------------------------------------------------------------
   12/31/97     415,134,319          24.88         0.073                  25,535
----------------------------------------------------------------------------------------
   03/31/98     511,405,730          27.28                                27,998
----------------------------------------------------------------------------------------
   06/30/98     478,748,484          26.07                                26,757
----------------------------------------------------------------------------------------
   09/30/98     315,557,850          20.32                                20,855
----------------------------------------------------------------------------------------
   12/31/98     343,695,555          24.87         0.035                  25,561
----------------------------------------------------------------------------------------
   03/31/99     313,002,293          26.75                                27,493
----------------------------------------------------------------------------------------
   06/30/99     396,879,495          31.42                                32,293
----------------------------------------------------------------------------------------
   09/30/99     439,424,784          29.06                                29,868
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.


BARON GROWTH FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1999


One year                            43.2%
-----------------------------------------
Two years                            8.3%
-----------------------------------------
Three years                         17.2%
-----------------------------------------
Four years                          19.2%
-----------------------------------------
Since inception January 3, 1995     25.9%
-----------------------------------------

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------

                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
     Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   10/01/97     $112,604,624        $ 10.00                              $10,000
----------------------------------------------------------------------------------------
   12/31/97      285,270,924         10.31        0.000                   10,310
----------------------------------------------------------------------------------------
   03/31/98      449,240,304         11.84                                11,840
----------------------------------------------------------------------------------------
   06/30/98      571,568,792         11.97                                11,970
----------------------------------------------------------------------------------------
   09/30/98      403,727,998          8.61                                 8,610
----------------------------------------------------------------------------------------
   12/31/98      470,029,904         10.54        0.000                   10,540
----------------------------------------------------------------------------------------
   03/31/99      521,729,028         11.89                                11,890
----------------------------------------------------------------------------------------
   06/30/99      644,583,528         13.36                                13,360
----------------------------------------------------------------------------------------
   09/30/99      715,683,132         13.37                                13,370
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1999


One year                            55.3%
----------------------------------------
Since inception October 1, 1997     15.6%
----------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

                       B A R O N    A S S E T    F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1999




Shares                                                           Value
--------------------------------------------------------------------------------
Common Stocks (99.36%)
--------------------------------------------------------------------------------
                  Amusement and Recreation Services (9.73%)
   10,210,000     AMF Bowling, Inc.*#                        $  42,116,250
    8,550,000     Mirage Resorts, Inc.*                        120,234,375
    3,450,000     Premier Parks, Inc.*                         100,050,000
    3,315,000     Sun Intl. Hotels, Ltd.*#                      79,145,625
    6,066,000     Vail Resorts, Inc. Class A*#                 140,655,375
    4,000,000     Vail Resorts, Inc. Class A*# @                88,112,400
                                                             -------------
                                                               570,314,025
                  Business Services (5.30%)
    1,640,000     ChoicePoint, Inc.*#                          110,495,000
    1,749,532     Correctional Management Services
                   Corp.*@                                       8,000,085
      650,000     Iron Mountain, Inc.*                          22,018,750
    7,100,000     Robert Half Intl., Inc.*#                    170,400,000
                                                             -------------
                                                               310,913,835
                  Chemical (1.55%)
    2,367,500     OM Group, Inc. #                              90,852,813

                  Communications (11.04%)
    3,500,000     American Mobile Satellite Corp.*#             61,250,000
    5,000,000     American Tower Corp. Class A*                 97,812,500
    1,230,000     Century Communications Corp.*                 56,118,750
      254,200     Commonwealth Telephone Ent., Inc.*            11,184,800
    2,205,000     CoreComm, Ltd.*#                              72,627,155
    3,391,636     NTL, Inc.*                                   325,914,852
      549,000     RCN Corp.*                                    22,509,000
                                                             -------------
                                                               647,417,057
                  Education (5.66%)
    5,605,000     Apollo Group, Inc.*                          118,405,625
       52,632     Apollo International, Inc. S-A CV
                    Pfd.*@                                       1,000,008
      804,600     Caliber Learning Network, Inc.*#               1,659,488
    5,150,000     DeVry, Inc.*#                                103,000,000
    2,900,000     Education Management Corp.*#                  35,887,500
    2,000,000     ITT Educational Services, Inc.*#              39,000,000
    2,000,000     Learning Tree Intl., Inc.*#                   33,125,000
                                                             -------------
                                                               332,077,621
                  Energy (2.14%)
    4,375,000     Cross Timbers Oil Co.#                        59,062,500
    1,300,000     Seacor Smit, Inc.*#                           66,625,000
                                                             -------------
                                                               125,687,500
                  Financial (14.39%)
   24,225,000     Charles Schwab Corp.                         816,079,687
    1,680,000     DVI, Inc.*#                                   27,510,000
                                                             -------------
                                                               843,589,687
                  Food & Agriculture (0.40%)
    1,446,700     Aurora Foods, Inc.*                           23,147,200

                  Health Services (3.24%)
        2,557     Chesapeake Healthcare Corp.* @                 4,000,196
    2,170,000     Counsel Corp.*#                                7,323,750
   10,400,000     Manor Care, Inc. (Formerly HCR
                   Manor Care, Inc.)*#                         178,750,000
                                                             -------------
                                                               190,073,946



Shares                                                       Value
--------------------------------------------------------------------------------
                  Hotels and Lodging (5.03%)
    2,100,750     Bristol Hotels & Resorts, Inc.*#           $  14,442,656
   13,225,300     Choice Hotels Intl., Inc.*#                  226,483,263
      800,000     Four Seasons Hotels, Inc.                     29,250,000
    3,975,036     Sunburst Hospitality Corp.*#                  24,595,536
                                                             -------------
                                                               294,771,455
                  Manufacturing (2.78%)
    2,800,000     Flextronics Intl., Ltd.*#                    162,925,000

                  Media and Entertainment (11.05%)
      825,000     CD Radio, Inc.*                               21,037,500
      650,000     Citadel Communications Corp.*                 22,181,250
      830,000     Cox Radio, Inc. Class A*                      49,385,000
    2,800,000     Hispanic Broadcasting Corp.*#                213,150,000
      250,000     Outdoor Systems, Inc.*                         8,937,500
    2,937,002     Saga Communications, Inc. Class A*#           67,551,046
      875,000     UnitedGlobalCom, Inc. Class A
                   (Formerly United Intl. Hldgs., Inc.)*        62,671,875
      975,000     Univision Communications, Inc.
                   Class A*                                     79,340,625
    1,700,000     Westwood One, Inc. (Formerly Metro
                   Networks, Inc.)*                             76,712,500
      900,000     Young Broadcasting, Inc. Class A*             47,137,500
                                                             -------------
                                                               648,104,796
                  Real Estate and REITs (3.24%)
      350,900     Alexander's, Inc.*#                           25,374,456
      750,000     Avatar Holdings, Inc.*#                       14,250,000
      375,000     FelCor Lodging Trust, Inc.                     6,562,500
      800,000     Kimco Realty Corp.                            28,600,000
      179,999     Post Properties, Inc.                          7,076,211
      600,000     Prison Realty Trust, Inc.                      6,450,000
    2,400,000     Spieker Properties, Inc.                      83,250,000
      335,000     Sun Communities, Inc.                         11,075,938
      640,000     Taubman Centers, Inc.                          7,360,000
                                                             -------------
                                                               189,999,105
                  Retail Trade and Restaurants (17.14%)
    3,750,000     Dollar Tree Stores, Inc.*#                   149,765,625
    1,639,500     Ethan Allen Interiors, Inc.                   52,156,594
       88,500     Kenneth Cole Productions, Inc.
                   Class A*                                      3,307,687
      129,900     Morton's Restaurant Group, Inc.*               2,281,369
   10,360,000     Polo Ralph Lauren Corp. Class A*             185,832,500
    3,393,500     Smart and Final, Inc.#                        33,935,000
   20,775,000     Sotheby's Holdings, Inc. Class A#            536,254,687
    1,750,000     Stein Mart, Inc.*                             12,468,750
      600,000     Williams-Sonoma, Inc.*                        29,137,500
                                                             -------------
                                                             1,005,139,712
                  Transportation (0.28%)
    2,300,000     Budget Group, Inc. Class A*                   16,243,750

                  Utility Services (2.90%)
    1,825,000     Azurix Corp.*                                 31,367,187
    8,500,000     Citizens Utilities Co.*                       96,156,250
    2,230,000     Southern Union Co.*#                          42,370,000
                                                             -------------
                                                               169,893,437
                  Wholesale Trade (3.38%)
    5,687,000     Industrie Natuzzi SPA ADR#                   111,607,375
    2,920,000     Libbey, Inc.#                                 86,322,500
                                                             -------------
                                                               197,929,875

                       See Notes to Financial Statements.

                         B A R O N  A S S E T  F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1999

Shares                                                                               Value
-------------------------------------------------------------------------------------------------

Common Stocks (continued)
--------------------------------------------------------------------------------------------------
                                      Miscellaneous (0.11%)                      $    6,475,000
                                                                                 --------------
Total Common Stocks
 (Cost $4,546,218,747)                                                             5,825,555,814
                                                                                  --------------
--------------------------------------------------------------------------------------------------
Convertible Preferred Stock (0.18%)
--------------------------------------------------------------------------------------------------
                                      Transportation
     350,000                          Budget Group Capital Trust Conv. Pref.+
                                       (Cost $17,500,000)                            10,850,000
                                                                                 --------------




Principal Amount                                                                         Value
----------------------------------------------------------------------------------------------------
Corporate Bonds (0.37%)
----------------------------------------------------------------------------------------------------
                                             Communications
$ 21,500,000                                 American Mobile Satellite Corp. 6.0%
                                              Jr. Sub. Secured Exch. Note due
                                              09/30/2006 (Cost $21,500,000) @        $   21,500,000
                                                                                     --------------
Total Investments (99.91%)
 (Cost $4,585,218,747**)                                                              5,857,905,814

Cash and Other Assets
 Less Liabilities (0.09%)                                                                 5,219,201
                                                                                     --------------
Net Assets (Equivalent to $51.57 per share
  based on 113,687,936 shares of beneficial
  interest outstanding)                                                              $5,863,125,015
                                                                                     ==============

----------
 % Represents percentage of net assets
 + Rule 144A securities
 @ Restricted securities
 # Issuers deemed to be "affiliated"
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $4,585,118,355. Aggregate unrealized appreciation and depreciation of investments are $2,040,141,991 and $767,354,532, respectively.


                       See Notes to Financial Statements.

                        B A R O N  G R O W T H  F U N D


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1999

Shares                                                          Value
--------------------------------------------------------------------------------
Common Stocks (92.72%)
--------------------------------------------------------------------------------
                 Amusement and Recreation Services (7.37%)
     120,000     American Classic Voyages Co.*                $  2,752,500
      50,000     Intrawest Corp.                                   828,125
     165,000     Steiner Leisure, Ltd.*                          4,125,000
     720,000     Sun Intl. Hotels, Ltd.*                        17,190,000
     410,000     The Sports Club Co.*                            2,050,000
     235,000     Vail Resorts, Inc. Class A*                     5,449,063
                                                              ------------
                                                                32,394,688
                 Business Services (4.64%)
     175,000     ChoicePoint, Inc.*                             11,790,625
      25,000     Corporate Executive Board Co.*                  1,018,750
       4,000     DBT Online, Inc.*                                  99,750
      60,000     Kronos, Inc.*                                   2,201,250
     220,000     Robert Half Intl., Inc.*                        5,280,000
                                                              ------------
                                                                20,390,375
                 Chemical (2.00%)
     228,700     OM Group, Inc.                                  8,776,362
                 Communications (15.04%)
     390,000     American Mobile Satellite Corp.*                6,825,000
     340,000     CoreComm, Ltd.*                                11,198,750
     412,600     Electric Lightwave, Inc. Class A*               5,466,950
     292,804     NTL, Inc.*                                     28,136,620
     250,000     Rural Cellular Corp. Class A*                  11,468,750
      20,000     Time Warner Telecom, Inc. Class A*                417,500
      59,500     Wink Communications, Inc.*                      2,599,406
                                                              ------------
                                                                66,112,976
                 Education (4.43%)
     270,000     DeVry, Inc.*                                    5,400,000
     820,000     Education Management Corp.*                    10,147,500
     200,000     ITT Educational Services, Inc.*                 3,900,000
                                                              ------------
                                                                19,447,500
                 Energy (1.49%)
     180,000     Cross Timbers Oil Co.                           2,430,000
      80,000     Seacor Smit, Inc.*                              4,100,000
                                                              ------------
                                                                 6,530,000
                 Financial (10.14%)
      93,333     Bingham Financial Services Corp.*@                864,497
     800,000     Charles Schwab Corp.                           26,950,000
     250,000     DVI, Inc.*                                      4,093,750
     299,000     Gabelli Asset Management, Inc. Class A*         4,615,813
     396,200     Medallion Financial Corp.                       8,023,050
                                                              ------------
                                                                44,547,110
                 Food & Agriculture (2.14%)
     587,600     Aurora Foods, Inc.*                             9,401,600

                 Health Services (0.59%)
     150,000     Manor Care, Inc. (Formerly
                  HCR Manor Care, Inc.)*                         2,578,125

                 Hotels and Lodging (10.24%)
     218,800     Bristol Hotels & Resorts, Inc.*                 1,504,250
   2,100,000     Choice Hotels Intl., Inc.*                     35,962,500
     550,000     Extended Stay America, Inc.*                    4,950,000
      35,000     Four Seasons Hotels, Inc.                       1,279,687
     140,000     ResortQuest Intl., Inc.*                        1,303,750
                                                              ------------
                                                                45,000,187
                 Manufacturing (2.65%)
     200,000     Flextronics Intl., Ltd.*                       11,637,500

Shares                                                           Value
------------                                                  ------------
                 Media and Entertainment (10.43%)
     200,000     CD Radio, Inc.*                              $  5,100,000
     160,000     Citadel Communications Corp.*                   5,460,000
      50,000     Entercom Communications Corp.*                  1,800,000
     100,000     Hispanic Broadcasting Corp.*                    7,612,500
      50,000     Insight Communications Co., Inc.
                  Class A*                                       1,431,250
     200,000     Radio One, Inc. Class A*                        8,300,000
     343,750     Saga Communications, Inc. Class A*              7,906,250
      20,000     UnitedGlobalCom, Inc. Class A
                  (Formerly United Intl. Hldgs., Inc.)*          1,432,500
     150,000     Westwood One, Inc. (Formerly Metro
                  Networks, Inc.)*                               6,768,750
                                                              ------------
                                                                45,811,250
                 Real Estate and REITs (5.83%)
      48,600     Alexander's, Inc.*                              3,514,388
     150,000     Kimco Realty Corp.                              5,362,500
     109,999     Post Properties, Inc.                           4,324,336
     100,000     Prison Realty Trust, Inc.                       1,075,000
     150,000     Storage USA, Inc.                               4,125,000
     190,000     Sun Communities, Inc.                           6,281,875
      80,000     Taubman Centers, Inc.                             920,000
                                                              ------------
                                                                25,603,099
                 Retail Trade and Restaurants (9.90%)
     240,000     Dollar Tree Stores, Inc.*                       9,585,000
     394,500     Ethan Allen Interiors, Inc.                    12,550,031
     707,781     Smart and Final, Inc.                           7,077,810
     360,000     Sotheby's Holdings, Inc. Class A                9,292,500
     260,000     The Yankee Candle Co., Inc.*                    5,021,250
                                                              ------------
                                                                43,526,591
                 Utility Services (2.27%)
     526,050     Southern Union Co.*                             9,994,950

                 Wholesale Trade (3.56%)
     610,000     Industrie Natuzzi SPA ADR                      11,971,250
     125,000     Libbey, Inc.                                    3,695,312
                                                              ------------
                                                                15,666,562
                                                              ------------
Total Common Stocks
  (Cost $289,530,356)                                          407,418,875
                                                              ------------
Principal Amount
------------------------------------------------------------------------------
Short Term Money Market Instruments (7.96%)
------------------------------------------------------------------------------
$ 34,999,999     Associates Corp. of N. A. 4.25%
                  due 10/01/1999 (Cost $34,999,999)             34,999,999
                                                              ------------

Total Investments (100.68%)
  (Cost $324,530,355**)                                        442,418,874
Liabilities Less
  Cash and Other Assets (-0.68%)                                (2,994,090)
                                                              ------------
Net Assets (Equivalent to $29.06 per
 share based on 15,121,926 shares of
 beneficial interest outstanding)                             $439,424,784
                                                              ============

----------
 % Represents percentage of net assets
 * Non-income producing securities
 @ Restricted securities
** For Federal income tax purposes the cost basis is $324,651,615. Aggregate unrealized appreciation and depreciation of investments are $132,346,358 and $14,579,099, respectively.

                       See Notes to Financial Statements.

                   B A R O N   S M A L L   C A P   F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1999

Shares                                                        Value
--------------------------------------------------------------------------------
Common Stocks (88.07%)
--------------------------------------------------------------------------------
                           Amusement and Recreation Services (10.62%)
     250,000      Intrawest Corp.                             $  4,140,625
   1,000,000      Loews Cineplex Entertainment Corp.*            7,875,000
   1,000,000      Premier Parks, Inc.*                          29,000,000
     725,000      SFX Entertainment, Inc. Class A*              22,112,500
     375,000      Sun Intl. Hotels, Ltd.*                        8,953,125
     790,300      The Sports Club Co.*                           3,951,500
                                                              ------------
                                                                76,032,750
                  Business Services (16.37%)
   1,000,000      Caribiner Intl., Inc.*                         8,687,500
     235,000      ChoicePoint, Inc.*                            15,833,125
     400,000      Corporate Executive Board Co.*                16,300,000
     725,000      Heidrick & Struggles Int'l., Inc.*            13,820,313
     850,000      Iron Mountain, Inc.*                          28,793,750
     307,500      Lamar Advertising Co. Class A*                15,221,250
     100,000      Loislaw.Com, Inc.*                             1,450,000
     400,000      Penton Media, Inc.                             6,500,000
     500,000      Strategic Distribution, Inc.*                  1,562,500
     600,000      Todd-AO Corp. Class A                          9,000,000
                                                              ------------
                                                               117,168,438
                  Communications (15.97%)
      75,000      Centennial Cellular Corp.*                     3,407,812
     350,000      Century Communications Corp.*                 15,968,750
     450,000      Commonwealth Telephone Ent., Inc.*            19,800,000
     350,000      Commnet Cellular, Inc.*                       10,959,375
     525,000      CoreComm, Ltd.*                               17,292,188
     500,000      Electric Lightwave, Inc. Class A*              6,625,000
     200,000      High Speed Access Corp.*                       4,587,500
     150,000      Hyperion Telecommunications, Inc.
                  Class A*                                       3,721,875
     100,000      Pinnacle Holdings, Inc.*                       2,612,500
     550,000      Rural Cellular Corp. Class A*                 25,231,250
     375,000      SBA Communications Corp.*                      4,078,125
                                                              ------------
                                                               114,284,375
                  Consumer Products (0.62%)
     300,000      Equity Marketing, Inc.*                        4,425,000

                  Consumer Services (2.96%)
     725,000      Central Parking Corp.                         21,206,250

                  Education (3.62%)
     893,900      Career Education Corp.*#                      25,923,100

                  Environmental (2.92%)
     370,000      Casella Waste Systems, Inc. Class A*           6,174,375
   1,350,000      IT Group, Inc.*#                              12,909,375
     235,800      KTI, Inc.*                                     1,842,187
                                                              ------------
                                                                20,925,937
                  Financial (1.29%)
     299,000      Gabelli Asset Management, Inc. Class A*        4,615,813
     200,000      Investment Technology Group, Inc.              4,600,000
                                                              ------------
                                                                 9,215,813
                  Health Services (1.17%)
     725,000      Province Healthcare Co.*                       8,337,500

Shares                                                            Value
--------------------------------------------------------------------------------
                  Hotels and Lodging (3.66%)
     525,000      Four Seasons Hotels, Inc.                   $ 19,195,312
     750,000      ResortQuest Intl., Inc.*                       6,984,375
                                                              ------------
                                                                26,179,687
                  Industrial Services (1.67%)
     550,000      United Rentals, Inc.*                         11,962,500

                  Manufacturing (0.72%)
     750,000      AVTEAM, Inc. Class A* #                        5,156,250

                  Media and Entertainment (17.16%)
     150,000      Entercom Communications Corp.*                 5,400,000
      50,000      Insight Communications Co., Inc.
                  Class A*                                       1,431,250
     525,000      Radio One, Inc. Class A*                      21,787,500
   1,000,000      UnitedGlobalCom, Inc. Class A
                  (Formerly United Intl. Hldgs., Inc.)*         71,625,000
     500,000      Westwood One, Inc. (Formerly Metro
                  Networks, Inc.)*                              22,562,500
                                                              ------------
                                                               122,806,250
                  Retail Trade and Restaurants (8.06%)
     660,000      Kenneth Cole Productions, Inc. Class A*       24,667,500
     350,000      Morton's Restaurant Group, Inc.*#              6,146,875
     325,000      Williams-Sonoma, Inc.*                        15,782,813
     575,000      The Yankee Candle Co., Inc.*                  11,104,687
                                                              ------------
                                                                57,701,875
                  Utility Services (1.26%)
   1,000,000      El Paso Electric Co.*                          9,000,000
                                                              ------------
Total Common Stocks
  (Cost $463,200,683)
                                                               630,325,725
                                                              ------------
Principal Amount
------------------------------------------------------------------------------
Corporate Bonds (0.29%)
------------------------------------------------------------------------------
                  Health Services
$  3,250,000      U.S. Diagnostic, Inc. 9.00% Conv. Sub.
                  Deb. due 03/31/2003 (Cost $2,520,000)          2,080,000
                                                              ------------
--------------------------------------------------------------------------------
Short Term Money Market Instruments (9.64%)
------------------------------------------------------------------------------
  68,999,999      Associates Corp. of N.A. 4.25% due
                  10/01/99 (Cost $68,999,999)                   68,999,999
                                                              ------------
Total Investments (98.00%)
   (Cost $534,720,682**)
                                                               701,405,724
Cash and Other Assets
   Less Liabilities (2.00%)
                                                                14,277,408
                                                              ------------
Net Assets (Equivalent to $13.37 per
  share based on 53,530,434 shares of
  beneficial interest outstanding)
                                                              $715,683,132
                                                              ============

 % Represents percentage of net assets
 # Issuers that may be deemed to be "affiliated"
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $538,413,749. Aggregate unrealized appreciation and depreciation of investments are $206,249,353 and $43,257,378, respectively.


                       See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
SEPTEMBER 30, 1999



                                                                Baron Asset         Baron Growth      Baron Small Cap
                                                                    Fund                Fund               Fund
                                                             -----------------   -----------------   ----------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers
    (Cost $1,759,192,259, $324,530,355, and $485,567,198,
     respectively)                                            $2,741,280,814       $ 442,418,874      $ 651,270,124
  "Affiliated" issuers (Cost $2,826,026,488, $0, and
    $49,153,484, respectively)                                 3,116,625,000                   0         50,135,600
  Dividends and interest receivable                                2,481,449             234,548             19,446
  Receivable for securities sold                                  23,297,183                   0         18,124,837
  Receivable for shares sold                                      10,028,797           2,134,667          3,193,942
  Unamortized organization costs                                           0               1,644             17,085
  Prepaid expenses                                                    24,212                   0                  0
                                                              --------------       -------------      -------------
                                                               5,893,737,455         444,789,733        722,761,034
                                                              --------------       -------------      -------------
Liabilities:
 Payable for securities purchased                                  3,442,398           4,668,075          5,596,130
 Payable for shares redeemed                                      16,086,549             337,290            655,283
 Due to custodian bank                                            10,673,957             253,156            673,658
 Accrued organization costs                                                0               1,644             17,085
 Accrued expenses and other payables                                 409,536             104,784            135,746
                                                              --------------       -------------      -------------
                                                                  30,612,440           5,364,949          7,077,902
                                                              --------------       -------------      -------------
Net Assets                                                    $5,863,125,015       $ 439,424,784      $ 715,683,132
                                                              ==============       =============      =============
Net Assets consist of:
Capital paid-in                                               $4,640,572,993       $ 292,811,668      $ 604,942,511
Accumulated net realized gain(loss)                              (50,135,045)         28,724,597        (55,944,421)
Net unrealized appreciation on investments                     1,272,687,067         117,888,519        166,685,042
                                                              --------------       -------------      -------------
Net Assets                                                    $5,863,125,015       $ 439,424,784      $ 715,683,132
                                                              ==============       =============      =============
Shares of Beneficial Interest Outstanding
($.01 par value; indefinite shares authorized)                   113,687,936          15,121,926         53,530,434
                                                              ==============       =============      =============
Net Asset Value Per Share                                     $        51.57       $       29.06      $       13.37
                                                              ==============       =============      =============

                      See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1999



                                                                       Baron Asset        Baron Growth      Baron Small Cap
                                                                          Fund                Fund               Fund
                                                                   ------------------   ----------------   ----------------
Investment income:
 Income:
  Interest                                                           $    6,929,491       $    884,393      $   1,824,376
  Dividends -- unaffiliated issuers (net of foreign tax
    withholding of $0, $56,736, and $0, respectively)                    18,039,687          3,361,851            122,393
  Dividends -- "affiliated" issuers (net of foreign tax
    withholding of $1,284,973, $0, and $0, respectively)                 19,051,856                  0                  0
                                                                     --------------       ------------      -------------
  Total income                                                           44,021,034          4,246,244          1,946,769
                                                                     --------------       ------------      -------------
 Expenses:
  Investment advisory fees                                               59,460,701          3,534,481          5,457,810
  Distribution fees                                                      14,865,186            883,621          1,364,454
  Shareholder servicing agent fees                                        1,496,000            219,820            216,820
  Reports to shareholders                                                 1,376,600            103,500            151,000
  Registration and filing fees                                              261,030             39,830             49,570
  Custodian fees                                                            185,090             21,530             31,470
  Trustee fees                                                               82,480              4,960              7,490
  Professional fees                                                         103,421             47,570             47,710
  Amortization of organization costs                                              0              6,570              5,700
  Miscellaneous                                                              64,610              4,737             10,990
                                                                     --------------       ------------      -------------
  Total operating expenses                                               77,895,118          4,866,619          7,343,014
  Interest expense                                                                0            103,943                  0
                                                                     --------------       ------------      -------------
  Total expenses                                                         77,895,118          4,970,562          7,343,014
                                                                     --------------       ------------      -------------
  Net investment loss                                                   (33,874,084)          (724,318)        (5,396,245)
                                                                     --------------       ------------      -------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on investments sold in unaffiliated
  issuers                                                                66,923,461         34,354,265        (27,309,728)
 Net realized loss on investments sold in "affiliated" issuers          (20,123,170)                 0         (1,725,521)
 Change in net unrealized appreciation of investments                 1,250,313,281         78,932,635        242,203,032
                                                                     --------------       ------------      -------------
  Net gain on investments                                             1,297,113,572        113,286,900        213,167,783
                                                                     --------------       ------------      -------------
  Net increase in net assets resulting from operations               $1,263,239,488       $112,562,582      $ 207,771,538
                                                                     ==============       ============      =============


                       See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                 Baron Asset Fund
                                     ----------------------------------------
                                           For the              For the
                                          Year Ended           Year Ended
                                        September 30,        September 30,
                                             1999                 1998
                                     -------------------  -------------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income (loss)         ($     33,874,084)   $       5,182,423
 Net realized gain (loss) on
  investments sold                           46,800,291          (76,452,243)
 Net change in unrealized
  appreciation (depreciation)
  on investments                          1,250,313,281         (848,684,103)
                                       ----------------    -----------------

  Increase (decrease) in net
    assets resulting from
    operations                            1,263,239,488         (919,953,923)
                                       ----------------    -----------------
Dividends to shareholders from:
 Net investment income                       (4,594,972)                   0
 Net realized gain on investments                     0                    0
                                       ----------------    -----------------
                                             (4,594,972)                   0
                                       ----------------    -----------------
Capital share transactions:
 Proceeds from the sale of shares         2,326,280,913        3,405,277,873
 Net asset value of shares issued
  in reinvestment of dividends                4,175,765                    0
 Cost of shares redeemed                 (2,138,067,002)      (1,299,315,896)
                                       ----------------    -----------------
 Increase in net assets derived
  from capital share transactions           192,389,676        2,105,961,977
 Capital contribution                         1,584,375                    0
                                       ----------------    -----------------
 Net increase (decrease) in net
  assets                                  1,452,618,567        1,186,008,054
Net assets:
 Beginning of year                        4,410,506,448        3,224,498,394
                                       ----------------    -----------------
 End of year                           $  5,863,125,015    $   4,410,506,448
                                       ================    =================
Undistributed net investment
 income at end of year                 $              0    $       4,637,960
                                       ================    =================
Shares of beneficial interest:
 Shares sold                                 45,041,285           69,710,623
 Shares issued in reinvestment
  dividends                                      82,185                    0
 Shares redeemed                            (41,802,254)         (27,334,849)
                                       ----------------    -----------------
 Net increase (decrease)                      3,321,216           42,375,774
                                       ================    =================



                                              Baron Growth Fund                    Baron Small Cap Fund
                                     ------------------------------------  ------------------------------------
                                          For the            For the            For the            For the
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                       September 30,      September 30,      September 30,      September 30,
                                            1999               1998               1999              1998*
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income (loss)         ($      724,318)   $       899,890    ($    5,396,245)   ($      826,516)
 Net realized gain (loss) on
  investments sold                         34,354,265         (6,952,711)       (29,035,249)       (26,895,646)
 Net change in unrealized
  appreciation (depreciation)
  on investments                           78,932,635        (73,445,498)       242,203,032        (75,517,990)
                                       --------------    ---------------     --------------     --------------

  Increase (decrease) in net
    assets resulting from
    operations                            112,562,582        (79,498,319)       207,771,538       (103,240,152)
                                       --------------    ---------------     --------------     --------------
Dividends to shareholders from:
 Net investment income                       (486,147)          (282,139)                 0                  0
 Net realized gain on investments                   0           (929,398)                 0                  0
                                       --------------    ---------------     --------------     --------------
                                             (486,147)        (1,211,537)                 0                  0
                                       --------------    ---------------     --------------     --------------
Capital share transactions:
 Proceeds from the sale of shares         193,413,986        236,230,743        403,817,666        692,941,797
 Net asset value of shares issued
  in reinvestment of dividends                461,215          1,161,950                  0                  0
 Cost of shares redeemed                 (182,084,702)      (231,956,848)      (299,634,070)      (185,973,647)
                                       --------------    ---------------     --------------     --------------
 Increase in net assets derived
  from capital share transactions          11,790,499          5,435,845        104,183,596        506,968,150
 Capital contribution                               0                  0                  0                  0
                                       --------------    ---------------     --------------     --------------
 Net increase (decrease) in net
  assets                                  123,866,934        (75,274,011)       311,955,134        403,727,998
Net assets:
 Beginning of year                        315,557,850        390,831,861        403,727,998                  0
                                       --------------    ---------------     --------------     --------------
 End of year                           $  439,424,784    $   315,557,850     $  715,683,132     $  403,727,998
                                       ==============    ===============     ==============     ==============
Undistributed net investment
 income at end of year                 $            0    $       472,714     $            0     $            0
                                       ==============    ===============     ==============     ==============
Shares of beneficial interest:
 Shares sold                                6,776,893          9,436,383         34,490,488         65,055,206
 Shares issued in reinvestment
  dividends                                    18,636             47,958                  0                  0
 Shares redeemed                           (7,201,050)        (9,658,984)       (27,846,667)       (18,168,593)
                                       --------------    ---------------     --------------     --------------
 Net increase (decrease)                     (405,521)          (174,643)         6,643,821         46,886,613
                                       ==============    ===============     ==============     ==============

----------
* For the period October 1, 1997(commencement of operations) to September 30, 1998.






                       See Notes to Financial Statements.

                             B A R O N   F U N D S


Notes to Financial Statements
--------------------------------------------------------------------------------
(1) Significant Accounting Policies.

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers three series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January 1995, and Baron Small Cap Fund, started in October of 1997. On May 19, 1999, Baron Growth & Income Fund changed its name to Baron Growth Fund. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, or by the Adviser, pursuant to procedures established by the Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) Federal Income Taxes. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.


(d) Restricted Securities. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.


(e) Organization Costs. Costs incurred in connection with the organization and initial registration of Baron Growth Fund and Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) Distributions. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions from REIT's. For the year ended September 30, 1999, the following amounts were reclassified for federal income tax purposes:




                              Undistributed            Undistributed
Fund                      Net Investment Income     Realized Gain/Loss     Capital-Paid-In
----------------------   -----------------------   --------------------   -----------------
Baron Asset Fund               $33,831,096              $3,974,320          $ (37,805,416)
Baron Growth Fund              $   737,751              $  260,969          $    (998,720)
Baron Small Cap Fund           $ 5,396,245              $  (16,695)         $  (5,379,550)

(g) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
(2) Purchases and Sales of Securities.
Purchases and sales of securities, other than short term securities, for the year ended September 30, 1999 were as follows:

Fund                         Purchases            Sales
----------------------   -----------------   ---------------
Baron Asset Fund          $1,154,642,273      $908,031,849
Baron Growth Fund         $  182,744,649      $203,437,226
Baron Small Cap Fund      $  244,885,840      $221,936,174

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(3) Investment Advisory Fees and Other Transactions with Affiliates.
(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value.

(b) Distribution Fees. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets. Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 1999, BCI earned brokerage commissions as follows:



Fund                      Commissions
----------------------   -------------
Baron Asset Fund          $2,525,589
Baron Growth Fund         $  351,548
Baron Small Cap Fund      $  409,592

(c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.


--------------------------------------------------------------------------------
(4) Capital Loss Carryforward.
Baron Asset Fund and Baron Small Cap Fund had capital loss carryforwards at September 30, 1999, which can be used to offset future capital gains.


                           Capital Loss     Capital Loss
                            Carryovers       Carryovers
Fund                      Expiring 2006     Expiring 2007
----------------------   ---------------   --------------
Baron Asset Fund           $22,037,516      $28,197,921
Baron Small Cap Fund                --      $52,251,354

--------------------------------------------------------------------------------
(5) Borrowings. During the year ended September 30, 1999, Baron Growth Fund borrowed from its custodian bank. The average daily balance of loans outstanding was $1,726,439 at a weighted average interest rate of 6.021%.

--------------------------------------------------------------------------------
(6) Restricted Securities.

A summary of the restricted securities held at September 30, 1999 follows:

BARON ASSET FUND
                                                                                      Acquisition
Name of Issuer                                                                           Date            Value
--------------                                                                       ------------   --------------
Common Stock
 Apollo International, Inc. S-A CV Pfd.                                                07/21/99      $  1,000,008
 Chesapeake Healthcare Corp.                                                           12/03/98         4,000,196
 Correctional Management Services Corp.                                                12/30/98         8,000,085
 Vail Resorts, Inc. Class A                                                            05/14/98        88,112,400
Corporate Bonds
 American Mobile Satellite Corp. 6.0% Jr. Sub. Secured Exch. Note due 09/30/2006       01/15/99        21,500,000
                                                                                                     ------------
 Total Restricted Securities: (Cost $146,500,008) (2.09% of Net Assets)                              $122,612,689
                                                                                                     ============



BARON GROWTH FUND
                                                                             Acquisition
Name of Issuer                                                                   Date           Value
--------------                                                               ------------   -------------
Common Stock
Bingham Financial Services Corp. (Cost $1,399,995) (0.20% of Net Assets)       04/27/99      $  864,497
                                                                                             ==========

--------------------------------------------------------------------------------
(7) Capital Contribution. On March 19, 1999, the Adviser reimbursed Baron Asset Fund $1,584,375 for the unrealized loss relating to the 10/07/98 purchase of 650,000 AMF Bowling, Inc. Baron Asset Fund recorded a capital contribution of $1,584,375. The Adviser did not receive any shares of Baron Asset Fund in exchange for this contribution. For tax purposes, this capital contribution reduced the realized gains (losses) for the fiscal year ended September 30, 1999.

                             B A R O N   F U N D S

(8) Investment in "Affiliates"*

BARON ASSET FUND



                                        Balance of          Gross        Gross Sales
                                      Shares Held on      Purchases          and
           Name of Issuer              Sep. 30, 1998    and Additions     Reductions
-----------------------------------  ----------------  ---------------  -------------
Alexander's, Inc.                          252,000           98,900
AMF Bowling, Inc.                        9,895,000          650,000         335,000
American Mobile Satellite Corp.          3,500,000
Avatar Holdings, Inc.                      774,000                           24,000
Bristol Hotels & Resorts, Inc.           2,191,150                           90,400
Caliber Learning Network, Inc.           1,840,000                        1,035,400
Cellular Communications of P.R.,         1,272,500                        1,272,500
 Inc.
Choice Hotels Intl., Inc.               13,021,300          204,000
ChoicePoint, Inc.                        1,015,300          624,700
CoreComm, Ltd.+                          1,272,500          932,500
Counsel Corp.                            2,408,200           80,300         318,500
Cross Timbers Oil Co.                    4,747,500                          372,500
DeVry, Inc.                              4,635,200          514,800
Dollar Tree Stores, Inc.                 3,690,000           60,000
DVI, Inc.                                1,605,000           75,000
Education Management Corp. #               880,000        2,020,000
Flextronics Intl., Ltd. $                1,393,000        1,420,000          13,000
Hispanic Broadcasting Corp.              3,270,000                          470,000
 (Formerly Heftel Broadcasting
 Corp. Class A)
Industrie Natuzzi SPA ADR                1,565,500        4,121,500
ITT Educational Services, Inc.           1,562,500          600,000         162,500
Learning Tree Intl., Inc.                3,145,000                        1,145,000
Libbey, Inc.                             2,650,000          270,000
Manor Care, Inc. (Formerly HCR          10,350,700          649,300         600,000
 Manor Care, Inc.)
NTL, Inc.@                               2,724,500          667,136
OM Group, Inc.                           1,557,500          810,000
Prison Realty Trust (Formerly CCA        1,990,000           89,800       1,479,800
 Prison Realty Corp.)
Robert Half Intl., Inc.                  2,335,000        4,815,000          50,000
Saga Communications, Inc. Class A        2,932,002            5,000
Seacor Smit, Inc.                          990,000          352,300          42,300
Smart and Final, Inc.                    2,237,900        1,155,600
Sotheby's Holdings, Inc. Class A        18,030,000        2,745,000
Southern Union Co. %                       832,500        1,397,500
Stein Mart, Inc.                         2,825,000                        1,075,000
Sun Intl. Hotels, Ltd.                   2,875,000          440,000
Sunburst Hospitality Corp.               3,650,036          606,666         281,666
The Sports Club Co.                      1,955,000                        1,955,000
Vail Resorts, Inc. Class A               9,678,900          387,100
Westwood One, Inc (Formerly              1,250,000          635,000         185,000
 Metro Networks, Inc.)&


                                        Balance of                               Dividend
                                      Shares Held on         Value                Income
           Name of Issuer              Sep. 30, 1999     Sep. 30, 1999     Oct. 1-Sep. 30, 1999
-----------------------------------  ----------------  -----------------  ---------------------
Alexander's, Inc.                          350,900          $25,374,456
AMF Bowling, Inc.                       10,210,000           42,116,250
American Mobile Satellite Corp.          3,500,000           61,250,000
Avatar Holdings, Inc.                      750,000           14,250,000
Bristol Hotels & Resorts, Inc.           2,100,750           14,442,656
Caliber Learning Network, Inc.             804,600            1,659,488
Cellular Communications of P.R.,                 0                    0**
 Inc.
Choice Hotels Intl., Inc.               13,225,300          226,483,263
ChoicePoint, Inc.                        1,640,000          110,495,000
CoreComm, Ltd.+                          2,205,000           72,627,155
Counsel Corp.                            2,170,000            7,323,750        $ 2,119,364
Cross Timbers Oil Co.                    4,375,000           59,062,500            318,661
DeVry, Inc.                              5,150,000          103,000,000
Dollar Tree Stores, Inc.                 3,750,000          149,765,625
DVI, Inc.                                1,680,000           27,510,000
Education Management Corp. #             2,900,000           35,887,500
Flextronics Intl., Ltd. $                2,800,000          162,925,000
Hispanic Broadcasting Corp.              2,800,000          213,150,000
 (Formerly Heftel Broadcasting
 Corp. Class A)
Industrie Natuzzi SPA ADR                5,687,000          111,607,375          4,102,391
ITT Educational Services, Inc.           2,000,000           39,000,000
Learning Tree Intl., Inc.                2,000,000           33,125,000
Libbey, Inc.                             2,920,000           86,322,500            855,750
Manor Care, Inc. (Formerly HCR          10,400,000          178,750,000
 Manor Care, Inc.)
NTL, Inc.@                               3,391,636                    0**
OM Group, Inc.                           2,367,500           90,852,813            845,675
Prison Realty Trust (Formerly CCA          600,000                    0**       2,598,120
 Prison Realty Corp.)
Robert Half Intl., Inc.                  7,100,000          170,400,000
Saga Communications, Inc. Class A        2,937,002           67,551,046
Seacor Smit, Inc.                        1,300,000           66,625,000
Smart and Final, Inc.                    3,393,500           33,935,000            111,895
Sotheby's Holdings, Inc. Class A        20,775,000          536,254,687          8,100,000
Southern Union Co. %                     2,230,000           42,370,000
Stein Mart, Inc.                         1,750,000                    0**
Sun Intl. Hotels, Ltd.                   3,315,000           79,145,625
Sunburst Hospitality Corp.               3,975,036           24,595,536
The Sports Club Co.                              0                    0**
Vail Resorts, Inc. Class A              10,066,000          228,767,775
Westwood One, Inc (Formerly              1,700,000                    0**
                                                       ----------------
 Metro Networks, Inc.)&
                                                       $3,116,625,000          $19,051,856
                                                       ================        ===========

 * "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of September 30, 1999.
** As of September 30, 1999, no longer an affiliate.
 + Received 735,000 shares from 3:2 stock split.
 # Received 880,000 shares from 2:1 stock split .
 $ Received 1,390,000 shares from 2:1 stock split.
 @ Received 369,636 shares from bond conversion.
 % Received 144,125 shares from 5% stock dividend.
 & Received 625,000 shares from merger

                             B A R O N   F U N D S

BARON SMALL CAP FUND



                                     Balance of          Gross        Gross Sales
                                   Shares Held on      Purchases          and
         Name of Issuer             Sep. 30, 1998    and Additions     Reductions
--------------------------------  ----------------  ---------------  -------------
AVTEAM, Inc.                            750,000
Career Education Corp.                  520,000         386,700          12,800
Equity Marketing, Inc.                  400,000          25,250         125,250
IT Group, Inc.                        1,750,000          50,000         450,000
Mortons Restaurant Group, Inc.          350,000          25,000          25,000
ResortQuest Intl., Inc.                 825,000          25,000         100,000



                                     Balance of                             Dividend
                                   Shares Held on        Value               Income
         Name of Issuer             Sep. 30, 1999    Sep. 30, 1999    Oct. 1-Sep. 30, 1999
--------------------------------  ----------------  ---------------  ---------------------
AVTEAM, Inc.                            750,000      $ 5,156,250
Career Education Corp.                  893,900       25,923,100
Equity Marketing, Inc.                  300,000                0**
IT Group, Inc.                        1,350,000       12,909,375
Mortons Restaurant Group, Inc.          350,000        6,146,875
ResortQuest Intl., Inc.                 750,000                0**
                                                    ------------
                                                     $50,135,600              $ 0
                                                    ============              ===

 * "Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Small Cap Fund held 5% or more of the outstanding voting securities as of September 30, 1999.
** As of September 30, 1999, no longer an affiliate.

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(9) Financial Highlights

BARON ASSET FUND
Selected data for a share of beneficial interest outstanding throughout each year:
--------------------------------------------------------------------------------

                                                             Year Ended September 30,
                                               1999            1998            1997             1996
                                         ---------------  -------------  ---------------  ---------------
Net asset value, beginning of year         $     39.96     $    47.43      $     35.50      $     29.30
                                           -----------     ----------      -----------      -----------
Income from investment
 operations
Net investment income (loss)                     (0.30)          0.05            (0.14)           (0.06)
Net realized and unrealized gains
 (losses) on investments                         11.95          (7.52)           12.11             6.29
                                           -----------     ----------      -----------      -----------
  Total from investment
   operations                                    11.65          (7.47)           11.97             6.23
                                           -----------     ----------      -----------      -----------
Less distributions
Dividends from net investment
 income                                          (0.04)          0.00             0.00             0.00
Distributions from net realized gains             0.00           0.00            (0.04)           (0.03)
                                           -----------     ----------      -----------      -----------
  Total distributions                            (0.04)          0.00            (0.04)           (0.03)
                                           -----------     ----------      -----------      -----------
Net asset value, end of year               $     51.57     $    39.96      $     47.43      $     35.50
                                           ===========     ==========      ===========      ===========
  Total return                                    29.2%*        (15.7%)           33.8%            21.3%
                                           -----------     ----------      -----------      -----------
Ratios/Supplemental data
Net assets (in millions), end of year      $   5,863.1     $  4,410.5       $  3,224.5       $  1,166.1
Ratio of expenses to average net
 assets                                           1.31%          1.32%            1.35%            1.40%
Ratio of net investment income
 (loss) to average net assets                    (0.57%)         0.11%           (0.52%)          (0.29%)
Portfolio turnover rate                          15.64%         23.43%           13.23%           19.34%


                                                                     Year Ended September 30,
                                              1995          1994         1993         1992         1991         1990
                                         -------------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year         $   22.82     $  21.91     $  16.20     $  14.80     $  10.88     $  17.22
                                           ---------     --------     --------     --------     --------     --------
Income from investment
 operations
Net investment income (loss)                   (0.09)       (0.14)       (0.13)       (0.08)        0.07         0.21
Net realized and unrealized gains
 (losses) on investments                        7.23         1.82         6.00         1.52         4.05        (5.14)
                                           ---------     --------     --------     --------     --------     --------
  Total from investment
   operations                                   7.14         1.68         5.87         1.44         4.12        (4.93)
                                           ---------     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment
 income                                         0.00         0.00         0.00        (0.04)       (0.20)      ( 0.16)
Distributions from net realized gains          (0.66)       (0.77)       (0.16)        0.00         0.00       ( 1.25)
                                           ---------     --------     --------     --------     --------     --------
  Total distributions                          (0.66)       (0.77)       (0.16)       (0.04)       (0.20)      ( 1.41)
                                           ---------     --------     --------     --------     --------     --------
Net asset value, end of year               $   29.30     $  22.82     $  21.91     $  16.20     $  14.80     $  10.88
                                           =========     ========     ========     ========     ========     ========
  Total return                                  32.3%         8.0%        36.5%         9.7%        38.3%       (30.7%)
                                           ---------     --------     --------     --------     --------     --------
Ratios/Supplemental data
Net assets (in millions), end of year      $   290.0      $  80.3      $  59.9      $  43.8      $  47.4      $  40.0
Ratio of expenses to average net
 assets                                         1.44%        1.59%        1.85%        1.68%        1.70%        1.78%
Ratio of net investment income
 (loss) to average net assets                  (0.55%)      (0.71%)      (0.69%)      (0.53%)       0.49%        1.53%
Portfolio turnover rate                        35.15%       55.87%      107.94%       95.45%      142.73%       97.81%

*Had the adviser not made the capital contribution, the adjusted total return would have been 29.1% for the year ended September 30, 1999.

The Fund's adviser and/or Baron Capital reimbursed the Fund for expenses aggregating $8,561 (less than $0.01 per share) in 1990. The reimbursement amounts are excluded from the expense data above.

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(9) Financial Highlights (CONTINUED)

BARON GROWTH FUND
Selected data for a share of beneficial interest outstanding throughout each year:
--------------------------------------------------------------------------------

                                                                                Year Ended September 30,
                                                              1999           1998          1997         1996          1995*
                                                         -------------  -------------  -----------  -----------  --------------
Net asset value, beginning of year                         $  20.32       $  24.89       $  18.40     $  14.77     $ 10.00
                                                           --------       --------       --------     --------     -------
Income from investment operations
Net investment income (loss)                                  (0.04)          0.06           0.06         0.11        0.04
Net realized and unrealized gains (losses)
 on investments                                                8.82          (4.56)          6.68         3.66        4.73
                                                           --------       --------       --------     --------     -------
  Total from investment operations                             8.78          (4.50)          6.74         3.77        4.77
                                                           --------       --------       --------     --------     -------
Less distributions
Dividends from net investment income                          (0.04)         (0.02)         (0.09)       (0.04)       0.00
Distributions from net realized gains                          0.00          (0.05)         (0.16)       (0.10)       0.00
                                                           --------       --------       --------     --------     -------
  Total distributions                                         (0.04)         (0.07)         (0.25)       (0.14)       0.00
                                                           --------       --------       --------     --------     -------
Net asset value, end of year                               $  29.06       $  20.32       $  24.89     $  18.40     $ 14.77
                                                           ========       ========       ========     ========     =======
  Total return                                                43.2  %        (18.1%)         37.1%        25.8%       47.7%
                                                           --------       --------       --------     --------     -------
Ratios/Supplemental data
Net assets (in millions), end of year                      $  439.4       $  315.6       $  390.8      $ 207.2     $  28.6
Ratio of total expenses to average net assets                  1.40%          1.43%          1.40%        1.54%       1.99%**
Less: Ratio of interest expense to average net assets         (0.03%)        (0.06%)         0.00%        0.00%       0.00%
                                                           --------      ---------      ---------    ---------     --------
Ratio of operating expenses to average net assets              1.37%          1.37%          1.40%        1.54%       1.99%**
                                                           ========      =========      =========    =========     ========
Ratio of net investment income (loss) to average
 net assets                                                   (0.20%)         0.21%          0.37%        1.20%       1.13%**
Portfolio turnover rate                                       53.36%         40.38%         25.17%       40.27%      40.56%

* For the period January 3, 1995 (commencement of operations) to September 30, 1995.

**   Annualized.

The Fund's custodian offset custody fees of $5,252 (less than $.01 per share) in 1996 and $12,003 (less than $0.01 per share) in 1995.
The expense offset amounts are included in expense data above.

BARON SMALL CAP FUND
Selected data for a share of beneficial interest outstanding throughout each year:

                                                       Year ended September 30,
                                                          1999          1998*
                                                      ------------  -------------
Net asset value, beginning of year                      $   8.61      $  10.00
                                                        --------      --------
Income from investment operations
Net investment loss                                        (0.10)        (0.02)
Net realized and unrealized gains (losses)
 on investments                                             4.86         (1.37)
                                                        --------      --------
  Total from investment operations                          4.76         (1.39)
                                                        --------      --------
Less distributions
Dividends from net investment income                        0.00          0.00
Distributions from net realized gains                       0.00          0.00
                                                        --------      --------
  Total distributions                                       0.00          0.00
                                                        --------      --------
Net asset value, end of year                            $  13.37      $   8.61
                                                        ========      ========
  Total return                                             55.3  %       (13.9%)
                                                        --------      --------
Ratios/Supplemental data
Net assets (in millions), end of year                   $  715.7      $  403.7
Ratio of expenses to average net assets                     1.34%         1.39%
Ratio of net investment loss to average net assets         (0.99%)       (0.20%)
Portfolio turnover rate                                    42.69%        59.68%

* For the period October 1, 1997 (commencement of operations) to September 30, 1998.

                             B A R O N   F U N D S

Report of Independent Accountants
--------------------------------------------------------------------------------
-----------------------
TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES OF
BARON ASSET FUND:
-----------------------
 In our opinion, the accompanying statements of assets and liabilities and statements of net assets, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Baron Asset Fund (comprising, respectively, Baron Asset Fund, Baron Growth Fund (formerly Baron Growth & Income Fund) and Baron Small Cap Fund) (collectively the "Funds") at September 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                                     PricewaterhouseCoopers LLP


New York, New York
November 17, 1999













--------------------------------------------------------------------------------

Any statements contained in this annual report which are not historical facts are forward-looking statements; and, therefore, many important factors could cause actual results to differ materially from those in the forward-looking statements. Such factors include, but are not limited to, changes (legislative or otherwise) in the industries in which the Funds invest, as well as changes relating to taxes and mutual funds. The "Investment Policies and Risks" section of the Prospectus discusses certain factors that could cause actual results to differ materially from those in such forward-looking statements.

                           B A R O N      F U N D S

--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
              IN BARON ASSET FUND IN RELATION TO THE RUSSELL 2000*


                              Baron Asset Fund                 Russell 2000
                              ----------------                 ------------
                                   10000                          10000
1987                               11950                          10479
1988                               13234                           9353
1989                               18521                          11366
1990                               12838                           8282
1991                               17760                          12018
1992                               19484                          13091
1993                               26595                          17436
1994                               28728                          17892
1995                               38003                          22079
1996                               46098                          24979
1997                               61656                          33269
1998                               51946                          26943
1999                               67090                          32080


* The Russell 200 is an unmanaged index of small and mid-sized companies
--------------------------------------------------------------------------------


Baron Asset Fund

Baron Asset Fund's performance in the fiscal year ended September 1999 was strong as markets recovered from depressed levels last fall. The Fund gained 29.2% during the year and significantly outperformed the Russell 2000 index which gained 19.1%. The Fund kept pace with the S&P 500 which gained 27.8%.

Baron Asset Fund invests in small and medium sized companies. The relative bear market in small cap stocks continued in the first half of fiscal year 1999. In the sixteen-year period since 1983 the performance of market averages that represent small companies has significantly under-performed market averages that represent more established, large companies. The resulting valuations of small cap stocks in general are compelling. Small cap stocks normally trade at valuations relative to their earnings substantially above those of large cap stocks, reflecting superior growth expectations. Only twice before have small cap stocks traded at valuations relative to their earnings equal to large cap companies. In both instances the attractive valuations led to multi-year small cap rallies. Today, valuations remain at those extremely attractive levels.

Baron Asset Fund's investment style is best categorized as a value orientation towards growth. Purchase great businesses with exciting growth opportunities at value-based attractive prices. The Fund has characteristics of both value and growth. Value stocks dramatically under-performed growth stocks in Fiscal Year 1999. The Russell 2000 growth index gained 32.6% while the Russell 2000 value index gained only 5.8% in the year ended September 30. Baron Asset Fund with its under-weighting in the technology sector should benefit when value comes back in favor.

The Fund's performance was not uniform across the year. Baron Asset Fund performed extremely well in the first half of the fiscal year. The Fund gained 35.7% and significantly outperformed the performance of the Russell 2000, +10.0%, and the performance of the S&P 500, +27.2%. The Fund performed poorly in the second half of the year, losing 4.9% as compared to a gain for the Russell 2000 of 8.3% and 0.3% for the S&P 500.

The performance of Baron Asset Fund was not uniform across sectors. The Fund realized large gains in Financial Services, Media & Entertainment and Communications. The Fund also performed well in its investments in Retail, Manufacturing and Hotels and Lodging. The Fund realized losses in Health Care, Business Services, Education and Leisure.

In fiscal year 2000, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading of stocks, could allow the Fund to continue to produce above average rates of return while keeping an attractive risk profile. The extremely attractive valuation levels of companies within the small cap universe and the current prices of some of our longer term core positions leave us looking forward to a successful 2000.

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                           B A R O N      F U N D S






--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
              IN BARON GROWTH FUND IN RELATION TO THE RUSSELL 2000*


                     Baron Growth & Income            Russell 2000
                     ---------------------            ------------
                            10000                        10000
1995                        14770                        12730
1996                        18575                        14408
1997                        25469                        19181
1998                        20855                        15534
1999                        29868                        18496

Information Presented by Fiscal Year as of September 30
Past performance is not predictive of future performance

* The Russell 200 is an unmanaged index of small and mid-sized companies
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Baron Growth Fund

Baron Growth Fund's performance in the fiscal year ended September 1999 was strong as markets recovered from depressed levels last fall. The Fund gained 43.2% during the year and significantly outperformed the Russell 2000 index which gained 19.1% and the S&P 500, which gained 27.8%.

Baron Growth Fund invests in small sized companies. While the investment performance of smaller companies in fiscal 1999 was acceptable, rebounding from a poor fiscal 1998, the performance of smaller companies continues to lag that of larger more established companies. This trend has continued for most of the last sixteen years. The resulting valuations of smaller companies remain compelling. While Baron Growth Fund has been able to keep pace with the S&P 500 in the nearly five years since its inception, +25.9% per year, it is well positioned to take advantage of a better small cap environment when it materializes.

The Fund's performance was not uniform across the year. Baron Growth Fund performed exceedingly well in the first half of the fiscal year gaining 31.9%, and out-performed the performance of the Russell 2000 which gained 10.0% and the S&P 500 which gained 27.2%. The Fund continued to do well in the June quarter, +17.5%, but lost 7.5% in the September quarter. For the second half of the fiscal year the Fund gained 8.7% as compared to +0.3% and +8.3% for the S&P 500 and Russell 2000 respectively.

The performance of Baron Growth Fund was not uniform across sectors. The Fund realized large gains in Financial Services and Communications. The Fund also performed well in its investments in Media and Entertainment, Manufacturing and Hotels and Lodging. The Fund realized losses in Health Care, Business Services, Education and Leisure.


In fiscal year 2000 the Fund will continue to be invested in small companies that have the potential to appreciate in value at least 50% during the next two years. The Fund's portfolio is well positioned to take advantage of the attractive valuations that now exist within the small cap universe.

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                           B A R O N      F U N D S




--------------------------------------------------------------------------------

             COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
            IN BARON SMALL CAP FUND IN RELATION TO THE RUSSELL 2000*


                                Baron Small Cap Fund           Russell 2000
                                --------------------           ------------
                                       10000                      10000
1998                                    8610                       8085
1999                                   13370                       9626

Information Presented by Fiscal Year as of September 30
Past performance is not predictive of future performance

* The Russell 200 is an unmanaged index of small and mid-sized companies
--------------------------------------------------------------------------------



BARON SMALL CAP FUND

Baron Small Cap Fund's performance in the fiscal year ended September 1999 was strong as markets recovered from depressed levels last fall. The Fund gained 55.3% during the year and significantly outperformed the Russell 2000 index which gained 19.1% and the S&P 500 which gained 27.8%. In its first two years of operation the Fund, was up 33.7%, and has significantly outperformed the Russell 2000 which lost 3.6% in the two years ended September 30.

The Fund's performance was strong both on an absolute basis, and relative to its small cap peers throughout the Fiscal year. The Fund performed exceedingly well in the first three quarters of the fiscal year and managed a small gain in the September quarter in which both the Russell 2000 and S&P 500 fell 6.3%. The Fund realized its greatest gains in the first fiscal quarter, +22.4%, a strong quarter for U.S. stocks in general. The Fund realized its greatest relative gains in the March quarter, up 12.8%, while the Russell 2000 fell 5.4%.

Quarterly Table




Fiscal Year 1998      Baron Small Cap Fund     Russell 2000
------------------   ----------------------   -------------
4th Qtr 1998                  +22.4%              +16.3%
1st Qtr 1999                  +12.8%               -5.4%
2nd Qtr 1999                  +12.4%              +15.6%
3rd Qtr 1999                  + 0.1%               -6.3%
Fiscal Year                   +55.3%              +19.1%

The performance of Baron Small Cap Fund was not uniform across sectors. The Fund realized large gains in Communications and Media and Entertainment. The Fund also performed well in its investments in Retail, Business Services, Hotels and Lodging and Leisure. The Fund realized losses in Health Care and Manufacturing.

In fiscal year 2000, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest have the potential to increase in price at least 50% over the next two years. The Fund will continue to invest in smaller "Growth Companies", "Fallen Angels" and "Special Situations". The industries that continue to be of special interest are in Communications, Media and Entertainment and specialized service companies that provide services to these industries. The attractive valuation levels of companies within the small cap universe leave us looking forward to a successful 2000.

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